                                                                [Draft--12/5/94]
                                                                     Exhibit 4.3



- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------










                                ASHLAND OIL, INC.

                                       and

                                                 ,
                                     Trustee


                             -----------------------


                                    Indenture


                           Dated as of          , 19


                            ________________________


                          Subordinated Debt Securities

                            ________________________










- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------

                                ASHLAND OIL, INC.

                          Subordinated Debt Securities

                            CROSS REFERENCE SHEET */

                      This Cross Reference Sheet shows the
                  locations in the Indenture of the provisions
                    inserted pursuant to Sections 310-318(a),
                  inclusive of the Trust Indenture Act of 1939.




   Trust
 Indenture -                                              Indenture Section
Act Section                                               -----------------
- ------------
Section 310(a)(1)   . . . . . . . . . . . . . . . . . .    5.09
           (a)(2)   . . . . . . . . . . . . . . . . . .    5.09
           (a)(3)   . . . . . . . . . . . . . . . . . .    Not Applicable
           (a)(4)   . . . . . . . . . . . . . . . . . .    Not Applicable
              (b)   . . . . . . . . . . . . . . . . . .    5.08
                                                           5.10
   Section 311(a)   . . . . . . . . . . . . . . . . . .    5.13(a)
              (b)   . . . . . . . . . . . . . . . . . .    5.13(b)
           (b)(2)   . . . . . . . . . . . . . . . . . .    6.03(a)(2)
                                                           6.03(b)
   Section 312(a)   . . . . . . . . . . . . . . . . . .    6.01
                                                           6.02(a)
              (b)   . . . . . . . . . . . . . . . . . .    6.02(b)
              (c)   . . . . . . . . . . . . . . . . . .    6.02(c)
   Section 313(a)   . . . . . . . . . . . . . . . . . .    6.03(a)
              (b)   . . . . . . . . . . . . . . . . . .    6.03(b)
              (c)   . . . . . . . . . . . . . . . . . .    6.03(a)
                    . . . . . . . . . . . . . . . . . .    6.03(b)
              (d)   . . . . . . . . . . . . . . . . . .    6.03(c)
   Section 314(a)   . . . . . . . . . . . . . . . . . .    6.04


        */ This Cross Reference Sheet shall not, for any purpose, be deemed to be a part of the Indenture.

   Trust
 Indenture -                                              Indenture Section
Act Section                                               -----------------
- ------------
              (b)   . . . . . . . . . . . . . . . . . .    Not Applicable
           (c)(1)   . . . . . . . . . . . . . . . . . .    15.01
           (c)(2)   . . . . . . . . . . . . . . . . . .    15.01
           (c)(3)   . . . . . . . . . . . . . . . . . .    Not Applicable
              (d)   . . . . . . . . . . . . . . . . . .    Not Applicable
              (e)   . . . . . . . . . . . . . . . . . .    Not Applicable
              (e)   . . . . . . . . . . . . . . . . . .    15.01
   Section 315(a)   . . . . . . . . . . . . . . . . . .    5.01(a)
              (b)   . . . . . . . . . . . . . . . . . .    5.02
                    . . . . . . . . . . . . . . . . . .    6.03(a)(6)
              (c)   . . . . . . . . . . . . . . . . . .    5.01(b)
              (d)   . . . . . . . . . . . . . . . . . .    5.01(c)
           (d)(1)   . . . . . . . . . . . . . . . . . .    5.01(a)(1)
           (d)(2)   . . . . . . . . . . . . . . . . . .    5.01(c)(2)
           (d)(3)   . . . . . . . . . . . . . . . . . .    5.01(c)(3)
              (e)   . . . . . . . . . . . . . . . . . .    4.14
   Section 316(a)   . . . . . . . . . . . . . . . . . .    1.01
        (a)(1)(A)   . . . . . . . . . . . . . . . . . .    4.02
                                                           4.12
        (a)(1)(B)   . . . . . . . . . . . . . . . . . .    4.13
           (a)(2)   . . . . . . . . . . . . . . . . . .    Not Applicable
              (b)   . . . . . . . . . . . . . . . . . .    4.08
Section 317(a)(1)   . . . . . . . . . . . . . . . . . .    4.03
           (a)(2)   . . . . . . . . . . . . . . . . . .    4.04
              (b)   . . . . . . . . . . . . . . . . . .    9.03
   Section 318(a)   . . . . . . . . . . . . . . . . . .    15.03

                                TABLE OF CONTENTS

                                                                        PAGE
                                    ARTICLE I

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION


               SECTION 1.01.    Definitions   . . . . . . . . . . . .      1
                                  Act   . . . . . . . . . . . . . . .      2
                                  Affiliate   . . . . . . . . . . . .      2
                                  Authenticating Agent  . . . . . . .      2
                                  Authorized Newspaper  . . . . . . .      2
                                  Bearer Security   . . . . . . . . .      2
                                  Board of Directors  . . . . . . . .      2
                                  Board Resolution  . . . . . . . . .      2
                                  Business Day  . . . . . . . . . . .      3
                                  Change in Control   . . . . . . . .      3
                                  Commission  . . . . . . . . . . . .      3
                                  Company   . . . . . . . . . . . . .      3
                                  Company Request;
                                    Request of the Company; Company
                                  Order; Order of the Company   . . .      3
                                  Corporate Trust Office  . . . . . .      3
                                  Corporation   . . . . . . . . . . .      4
                                  Coupon or coupon  . . . . . . . . .      4
                                  Defaulted Interest  . . . . . . . .      4
                                  Depositary  . . . . . . . . . . . .      4
                                  Dollar  . . . . . . . . . . . . . .      4
                                  ECU   . . . . . . . . . . . . . . .      4
                                  Euroclear   . . . . . . . . . . . .      4
                                  European Communities  . . . . . . .      4
                                  Event of Default  . . . . . . . . .      4
                                  Exchange Act    . . . . . . . . . .      4
                                  Foreign Currency  . . . . . . . . .      5
                                  Full Rating Category  . . . . . . .      5
                                  Global Security   . . . . . . . . .      5
                                  Holder or holder  . . . . . . . . .      5
                                  Indenture   . . . . . . . . . . . .      5
                                  Interest Payment Date   . . . . . .      5
                                  Maturity  . . . . . . . . . . . . .      5
                                  Officer's Certificate   . . . . . .      5
                                  Opinion of Counsel  . . . . . . . .      5
                                  Outstanding or outstanding  . . . .      6
                                  Paying Agent  . . . . . . . . . . .      7
                                  Person or Persons   . . . . . . . .      7
                                  Place of Payment  . . . . . . . . .      7

                                                                        PAGE

                                  Predecessor Security  . . . . . . .      7
                                  Redemption Date   . . . . . . . . .      7
                                  Redemption Price  . . . . . . . . .      7
                                  Registered Security   . . . . . . .      8
                                  Regular Record Date   . . . . . . .      8
                                  Required Currency   . . . . . . . .      8
                                  Responsible Officer   . . . . . . .      8
                                  Securities  . . . . . . . . . . . .      8
                                  Security Register and Security
                                    Registrar   . . . . . . . . . . .      8
                                  Special Record Date   . . . . . . .      8
                                  Stated Maturity   . . . . . . . . .      9
                                  Subsidiary  . . . . . . . . . . . .      9
                                  Superior Indebtedness   . . . . . .      9
                                  Trustee   . . . . . . . . . . . . .     10
                                  Trust Indenture Act   . . . . . . .     10
                                  United States   . . . . . . . . . .     10
                                  United States Alien   . . . . . . .     10
                                  Vice President  . . . . . . . . . .     10
                                  Voting Stock    . . . . . . . . . .     11
               SECTION 1.02.    Incorporation by Reference of Trust
                                  Indenture Act . . . . . . . . . . .     11
               SECTION 1.03.    Rules of Construction . . . . . . . .     11


                                        ARTICLE II

                                        SECURITIES

               SECTION 2.01.    Forms Generally   . . . . . . . . . .     12
               SECTION 2.02.    Form of Trustee's Certificate of
                                  Authentication    . . . . . . . . .     13
               SECTION 2.03.    Securities in Global Form . . . . . .     13
               SECTION 2.04.    Principal Amount; Issuable in
                                  Series    . . . . . . . . . . . . .     14
               SECTION 2.05.    Denominations   . . . . . . . . . . .     18
               SECTION 2.06.    Execution of the Securities   . . . .     18
               SECTION 2.07.    Authentication, Delivery
                                  and Dating  . . . . . . . . . . . .     19
               SECTION 2.08.    Temporary Securities  . . . . . . . .     22
               SECTION 2.09.    Registration; Registration of
                                  Transfer and Exchange   . . . . . .     25
               SECTION 2.10.    Mutilated, Destroyed, Lost and
                                  Stolen Securities   . . . . . . . .     31
               SECTION 2.11.    Payments of Interest; Interest
                                  Rights Preserved  . . . . . . . . .     32
               SECTION 2.12.    Persons Deemed Owners . . . . . . . .     34
               SECTION 2.13.    Cancelation . . . . . . . . . . . . .     34

                                                                        PAGE

               SECTION 2.14.    Computation of Interest . . . . . . .     35
               SECTION 2.15.    Compliance with Certain Laws and
                                  Regulations   . . . . . . . . . . .     35
               SECTION 2.16.    Medium-Term Securities  . . . . . . .     35


                                        ARTICLE III

                                SATISFACTION AND DISCHARGE

               SECTION 3.01.    Satisfaction and Discharge of
                                  Indenture   . . . . . . . . . . . .     36
               SECTION 3.02.    Application of Trust Money  . . . . .     38
               SECTION 3.03.    Satisfaction, Discharge and
                                  Defeasance of Securities of Any
                                  Series  . . . . . . . . . . . . . .     38
               SECTION 3.04.    Reinstatement   . . . . . . . . . . .     41
               SECTION 3.05.    Definitions . . . . . . . . . . . . .     41


                                        ARTICLE IV

                                  REMEDIES OF TRUSTEE AND
                                HOLDERS IN EVENT OF DEFAULT

               SECTION 4.01.    Events of Default   . . . . . . . . .     43
               SECTION 4.02.    Acceleration of Maturity;
                                  Rescission and Annulment  . . . . .     45
               SECTION 4.03.    Collection of Indebtedness and
                                  Suits for Enforcement by Trustee  .     46
               SECTION 4.04.    Trustee May File Proofs of
                                  Claim   . . . . . . . . . . . . . .     47
               SECTION 4.05.    Trustee May Enforce Claims
                                  Without Possession of Securities  .     48
               SECTION 4.06.    Application of Money Collected  . . .     48
               SECTION 4.07.    Limitation on Suits . . . . . . . . .     49
               SECTION 4.08.    Unconditional Right of Holders to
                                  Receive Principal, Premium and
                                  Interest  . . . . . . . . . . . . .     50
               SECTION 4.09.    Restoration of Rights and
                                  Remedies    . . . . . . . . . . . .     50
               SECTION 4.10.    Rights and Remedies Cumulative  . . .     50
               SECTION 4.11.    Delay or Omission Not Waiver  . . . .     50
               SECTION 4.12.    Control by Holders  . . . . . . . . .     51
               SECTION 4.13.    Waiver of Past Defaults   . . . . . .     51
               SECTION 4.14.    Undertaking for Costs . . . . . . . .     52
               SECTION 4.15.    Waiver of Stay or Extension
                                  Laws  . . . . . . . . . . . . . . .     52

                                                                        PAGE


                                         ARTICLE V

                                  CONCERNING THE TRUSTEE

               SECTION 5.01.    Certain Duties and Responsi-
                                  bilities of Trustee   . . . . . . .     53
               SECTION 5.02.    Notice of Default   . . . . . . . . .     54
               SECTION 5.03.    Certain Rights of Trustee . . . . . .     55
               SECTION 5.04.    Trustee Not Responsible for
                                  Recitals or Issuance of
                                  Securities  . . . . . . . . . . . .     56
               SECTION 5.05.    May Hold Securities . . . . . . . . .     56
               SECTION 5.06.    Money Held in Trust . . . . . . . . .     57
               SECTION 5.07.    Compensation and Reimbursement  . . .     57
               SECTION 5.08.    Disqualification; Conflicting
                                   Interest   . . . . . . . . . . . .     58
               SECTION 5.09.    Corporate Trustee Required;
                                  Eligibility   . . . . . . . . . . .     64
               SECTION 5.10.    Resignation and Removal;
                                  Appointment of Successor  . . . . .     65
               SECTION 5.11.    Acceptance of Appointment by
                                  Successor   . . . . . . . . . . . .     67
               SECTION 5.12.    Successor to Trustee by Merger,
                                  Conversion, Consolidation or
                                  Succession to Business  . . . . . .     68
               SECTION 5.13.    Preferential Collection of
                                  Claims Against Company  . . . . . .     69
               SECTION 5.14.    Appointment of Authenticating
                                  Agent   . . . . . . . . . . . . . .     74


                                        ARTICLE VI

                               HOLDERS' LISTS AND REPORTS BY
                                    TRUSTEE AND COMPANY

               SECTION 6.01.    Company To Furnish Trustee Names
                                  and Addresses of Holders  . . . . .     77
               SECTION 6.02.    Preservation of Information;
                                  Communications to Holders   . . . .     77
               SECTION 6.03.    Reports by Trustee  . . . . . . . . .     79
               SECTION 6.04.    Reports by Company  . . . . . . . . .     81

                                                                        PAGE

                                        ARTICLE VII

                         CONSOLIDATION, MERGER, SALE OR CONVEYANCE

               SECTION 7.01.    Company May Consolidate, etc.,
                                  Only on Certain Terms   . . . . . .     82
               SECTION 7.02.    Rights and Duties of Successor
                                  Corporation   . . . . . . . . . . .     82


                                       ARTICLE VIII

                                  SUPPLEMENTAL INDENTURES

               SECTION 8.01.    Supplemental Indentures Without
                                  Consent of Holders  . . . . . . . .     83
               SECTION 8.02.    Supplemental Indentures with
                                  Consent of Holders  . . . . . . . .     85
               SECTION 8.03.    Execution of Supplemental
                                  Indentures  . . . . . . . . . . . .     87
               SECTION 8.04.    Effect of Supplemental Indentures . .     87
               SECTION 8.05.    Conformity with Trust Indenture
                                  Act   . . . . . . . . . . . . . . .     87
               SECTION 8.06.    Reference in Securities to
                                  Supplemental Indentures   . . . . .     87


                                        ARTICLE IX

                                         COVENANTS

               SECTION 9.01.    Payment of Principal, Premium
                                   and Interest . . . . . . . . . . .     88
               SECTION 9.02.    Maintenance of Office or
                                   Agency . . . . . . . . . . . . . .     88
               SECTION 9.03.    Money for Securities Payments
                                   To Be Held in Trust  . . . . . . .     90
               SECTION 9.04.    Statement by Officers as to
                                   Default  . . . . . . . . . . . . .     91
               SECTION 9.05.    Waiver of Certain Covenants . . . . .     92
               SECTION 9.06.    Additional Amounts  . . . . . . . . .     92
               SECTION 9.07.    No Lien Created, etc. . . . . . . . .     93

                                                                        PAGE

                                         ARTICLE X

                                 REDEMPTION OF SECURITIES

               SECTION 10.01.   Applicability of Article  . . . . . .     93
               SECTION 10.02.   Selection by Trustee of
                                  Securities To Be Redeemed   . . . .     93
               SECTION 10.03.   Notice of Redemption  . . . . . . . .     94
               SECTION 10.04.   Deposit of Redemption Price . . . . .     95
               SECTION 10.05.   Securities Payable on Redemption
                                  Date  . . . . . . . . . . . . . . .     95
               SECTION 10.06.   Securities Redeemed in Part   . . . .     96
               SECTION 10.07.   Right To Require Repurchase of
                                  Securities by the Company upon
                                  Change in Control and Decline in
                                  Debt Rating   . . . . . . . . . . .     97


                                        ARTICLE XI

                                       SINKING FUNDS

               SECTION 11.01.   Applicability of Article  . . . . . .    100
               SECTION 11.02.   Satisfaction of Sinking Fund
                                  Payments with Securities  . . . . .    100
               SECTION 11.03.   Redemption of Securities for
                                  Sinking Fund  . . . . . . . . . . .    101


                                        ARTICLE XII

                             MEETINGS OF HOLDERS OF SECURITIES

               SECTION 12.01.   Purposes for Which Meetings
                                  May Be Called   . . . . . . . . . .    101
               SECTION 12.02.   Call, Notice and Place of
                                  Meetings  . . . . . . . . . . . . .    101
               SECTION 12.03.   Persons Entitled to Vote at
                                  Meetings  . . . . . . . . . . . . .    102
               SECTION 12.04.   Quorum; Action  . . . . . . . . . . .    102
               SECTION 12.05.   Determination of Voting Rights;
                                  Conduct and Adjournment
                                  of Meetings . . . . . . . . . . . .    103
               SECTION 12.06.   Counting Votes and Recording
                                  Action of Meetings  . . . . . . . .    104

                                                                        PAGE

                                       ARTICLE XIII

                                  CONCERNING THE HOLDERS

               SECTION 13.01.   Acts of Holders . . . . . . . . . . .    105
               SECTION 13.02.   Notices, etc. to Trustee and
                                  Company   . . . . . . . . . . . . .    108
               SECTION 13.03.   Notice to Holders; Waiver . . . . . .    108


                                        ARTICLE XIV

                                SUBORDINATION OF SECURITIES

               SECTION 14.01.   Securities Subordinate to
                                  Superior Indebtedness   . . . . . .    110
               SECTION 14.02.   Payment Over of Proceeds Upon
                                  Dissolution, etc.   . . . . . . . .    110
               SECTION 14.03.   Trustee to Effectuate
                                  Subordination   . . . . . . . . . .    114
               SECTION 14.04.   Trustee Not Charged With
                                  Knowledge of Prohibition  . . . . .    114
               SECTION 14.05.   Rights of Trustee as Holder of
                                  Superior Indebtedness   . . . . . .    115
               SECTION 14.06.   Trustee Not Fiduciary for Holders
                                  of Superior Indebtedness  . . . . .    115
               SECTION 14.07.   Article Applicable to Paying
                                  Agents  . . . . . . . . . . . . . .    115
               SECTION 14.08.   Rights of Trustee . . . . . . . . . .    116


                                        ARTICLE XV

                                 MISCELLANEOUS PROVISIONS

               SECTION 15.01.   Compliance Certificates and
                                  Opinions  . . . . . . . . . . . . .    116
               SECTION 15.02.   Form of Documents Delivered to
                                  Trustee   . . . . . . . . . . . . .    117
               SECTION 15.03.   Conflict with Trust Indenture
                                  Act   . . . . . . . . . . . . . . .    118
               SECTION 15.04.   Effect of Headings and Table of
                                  Contents  . . . . . . . . . . . . .    118
               SECTION 15.05.   Successor and Assigns . . . . . . . .    118
               SECTION 15.06.   Separability Clause . . . . . . . . .    118
               SECTION 15.07.   Benefits of Indenture . . . . . . . .    118
               SECTION 15.08.   Governing Law . . . . . . . . . . . .    118
               SECTION 15.09.   Legal Holidays  . . . . . . . . . . .    118

                                                                        PAGE

               SECTION 15.10.   Moneys of Different Currencies to
                                  be Segregated   . . . . . . . . . .    119
               SECTION 15.11.   Language of Notices, etc. . . . . . .    119
               SECTION 15.12.   Payment to be in Proper
                                  Currency  . . . . . . . . . . . . .    119
               SECTION 15.13.   Indenture may be Executed in
                                  Counterparts  . . . . . . . . . . .    119



               EXHIBIT A.1
               EXHIBIT A.2
               EXHIBIT A.3
               EXHIBIT A.4

                                                        [Draft--12/5/94]




                        INDENTURE dated as of               , 19  , between
                  ASHLAND OIL, INC., a corporation duly organized and existing under the laws of the Commonwealth of Kentucky (hereinafter
                  sometimes called the "Company"), and        , a
                  corporation duly incorporated and existing under the laws of
                  the State of             (hereinafter sometimes called the
                  "Trustee").


            The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as provided in this Indenture.

            All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.


            NOW, THEREFORE, THIS INDENTURE WITNESSETH

            That in order to declare the terms and conditions upon which the Securities are authenticated, issued and delivered, and in consideration of the premises, and of the purchase and acceptance of the Securities by the holders thereof, the Company and the Trustee covenant and agree with each other, for the equal and proportionate benefit of the respective Holders from time to time of the Securities or of series thereof as follows:


                                ARTICLE I

                   DEFINITIONS AND OTHER PROVISIONS
                        OF GENERAL APPLICATION

            SECTION 1.01.  DEFINITIONS.  The terms defined in this Section
1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section
1.01. All other terms used herein which are defined in the Trust Indenture Act or which are by reference defined in the Securities Act (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in the Trust Indenture Act and in the Securities Act as in force as of the date of original execution of this Indenture.

            "Act", when used with respect to any Holder, has the meaning specified in Section 13.01.

            "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 5.14 to act on behalf of the Trustee to authenticate securities of one or more series.

            "Authorized Newspaper" means a newspaper of general circulation in the place of publication, printed in the English Language or official language of the country of publication and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays. Whenever successive weekly publications in an Authorized Newspaper are authorized or required hereunder, they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or different Authorized Newspapers.

            "Bearer Security" means any Security which is not registered in the Security Register as to Principal (including without limitation any Security in temporary or definitive global bearer form).

            "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

            "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the

Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

            "Business Day", when used with respect to any Place of Payment or place of publication, means any day which is not a day on which banking institutions generally in that Place of Payment or place of publication are authorized or obligated by or pursuant to law, regulation or executive order to close or as specified for a series of Securities pursuant to Section 2.04 or as specified for any Security in such Security.

            "Change in Control" has the meaning specified in Section 10.07.

            "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

            "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation, and shall also mean any obligor upon the Securities authenticated and delivered under this Indenture.

            "Company Request", "Request of the Company", "Company Order" or "Order of the Company" means a written request or order signed in the name of the Company by its Chairman of the Board, the Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Controller, an Assistant Controller, its Secretary or an Assistant Secretary, and delivered to the Trustee.

            "Corporate Trust Office" means the office of the Trustee in New York, New York, at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is located at
                                                        ,         ,            ,
except that, with respect to presentation of Securities for payment or regis-tration of transfers and exchanges and the location of the Security Registrar, such term means the office or agency of the Trustee in said city at which at any particular time its corporate agency business shall be conducted, which at the
date hereof is located at                ,          ,    .

            "corporation" includes corporations, associations, companies and business trusts.

            "Coupon" or "coupon" means any interest coupon appertaining to a Bearer Security.

            "Defaulted Interest" has the meaning specified in Section 2.11.

            "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depositary by the Company pursuant to
Section 2.04 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Securities of that series.

            "Dollar" means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

            "ECU" means the European Currency Unit as defined and revised from time to time by the Council of the European Communities.

            "Euroclear" means the operator of the Euroclear System.

            "European Communities" means the European Economic Community, the European Coal and Steel Community and the European Atomic Energy Community.

            "Event of Default" has the meaning specified in Section 4.01.

            "Exchange Act" means the Securities and Exchange Act of 1934.

            "Foreign Currency" means a currency issued by the government of any country other than the United States of America.

            "Full Rating Category" has the meaning specified in Section 10.07.

            "Global Security" means a Registered Security or a Bearer Security evidencing all or part of a series of Securities issued to the Depositary for such series in accordance with Section 2.07.

            "Holder" or "holder" means, with respect to a Registered Security, the Person in whose name at the time a particular Registered Security is registered in the Security Register and, with respect to a Bearer Security and/or Coupon, the bearer thereof.

            "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 2.04.

            "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

            "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

            "Officers' Certificate" means a certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or any Vice President, and by the Treasurer, the Controller, the Secretary or any Assistant Treasurer, Assistant Controller or Assistant Secretary, of the Company, and delivered to the Trustee. Each such Officers' Certificate shall contain the statements provided in Section 15.01, if applicable.

            "Opinion of Counsel" means a written opinion of counsel, who may be counsel for or an employee of the company and who shall be reasonably acceptable to the trustee. Each Opinion of Counsel shall contain the statements provided in Section 15.01, if applicable.

            "Outstanding" or "outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

            (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancelation;

           (ii) Securities for whose payment or redemption money in the necessary amount and in the required currency or currency unit has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; PROVIDED that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

          (iii) Securities which have been paid pursuant to Section 2.10 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether a quorum is present at a meeting of Holders of Outstanding Securities or the number of votes entitled to be cast by each Holder of a Security in respect of such security at any such meeting (i) the principal amount of a Security denominated in a Foreign Currency or currency unit shall be the Dollar equivalent (as determined by the Company in good faith) as of the date of original issuance of such Security of the principal amount of such Security and
(ii) Securities owned by the Company or any other obligor upon the Secur-ities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, or upon any such determination as to the presence of a quorum, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledge establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

            "Paying Agent" means any Person authorized by the Company to pay the Principal of (and Premium, if any) or interest, if any, on any Securities on behalf of the Company.

            "Person" or "person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "Place of Payment", when used with respect to the Securities of any series, means the place or places where, subject to the provisions of Section 9.02, the principal of (and premium, if any) and interest on the Securities of that series are payable as specified in accordance with Section 2.04.

            "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such Particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.10 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security or a Security to which a mutilated, destroyed, lost or stolen coupon appertains shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security or the Security to which the mutilated, destroyed, lost or stolen coupon appertains, as the case may be.

            "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

            "Redemption Price", when used with respect to any Security to be redeemed, means the price, in the currency or currency unit in which such Security is payable, at which it is to be redeemed pursuant to this Indenture.

            "Registered Security" means any Security (including without limitation any Security in temporary or definitive global registered form) which is registered in the Security Register.

            "Regular Record Date" for the interest payable on any Interest Payment Date on the Registered Securities of any series means the date specified for that purpose as contemplated by Section 2.04, which date shall be, unless otherwise specified pursuant to Section 2.04, the fifteenth day preceding such Interest Payment Date, whether or not such day shall be a Business Day.

            "Required Currency" has the meaning specified in Section 15.12.

            "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice chairman of the board of directors, the chairman or any vice chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, any assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any senior trust officer, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular appropriate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

            "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

            "Security Register" and "Security Registrar" have the respective meanings specified in Section 2.09.

            "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 2.11.

            "Stated Maturity", when used with respect to any Security (or Coupon, if any, representing an installment of interest) or any installment of principal thereof or interest thereon, means the date specified in such Security (or Coupon) as the fixed date on which the Principal of such Security or such installment of principal or interest is due and payable.

            "Subsidiary" means any corporation (a) substantially all the property of which is located, and substantially all the operations of which are conducted, in the continental United States of America, and (b) of which the Company, directly or indirectly, owns more than fifty percent (50%) of the outstanding stock which at the time shall have by the terms thereof ordinary voting power to elect directors of such corporation, irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency, or (c) any such corporation of which such percentage of shares of outstanding stock of the character described in the foregoing clause (b) shall at the time be owned, directly or indirectly, by the Company and one or more Subsidiaries as defined in the foregoing clauses (a) and (b) or by one or more such Subsidiaries.

            "Superior Indebtedness" shall mean (a) the principal of, premium, if any, and accrued and unpaid interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company) on (whether outstanding on the date of execution of this Indenture or thereafter created, incurred or assumed) (i) indebtedness of the Company for money borrowed (other than the Securities), (ii) guarantees by the Company of indebtedness for money borrowed of any other person, (iii) indebtedness evidenced by notes, debentures, bonds or other instruments of indebtedness for the payment of which the Company is responsible or liable, by guarantees or otherwise, (iv) obligations of the Company under any agreement relating to any interest rate or currency swap, interest rate cap, interest rate collar, interest rate future, currency exchange or forward currency transaction, or any similar interest rate or currency hedging transaction, whether outstanding on the date of this Indenture or thereafter created, incurred or assumed, and (v) obligations of the Company under any agreement to lease or any lease of, any real or personal property which, in accordance with generally accepted accounting principles, is classified on the Company's balance sheet as a liability, and (b) modifications, renewals, extensions and refundings of any such indebtedness, liabilities, obligations or guarantees; unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such indebtedness, liabilities, obligations or guarantees or such modification, renewal, extension or refunding thereof are not superior in right of payment to the Debt Securities; PROVIDED, HOWEVER, that Superior Indebtedness shall not be deemed to include (i) any obligation of the Company to any Subsidiary and
(ii) any other indebtedness, guarantee or obligation of the Company of the type set forth in clauses (a) or (b) above which is subordinate or junior in ranking in any respect to any other indebtedness, guarantee or obligation of the Company.

            "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

            "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 8.05.

            "United States" means the United States of America (including the states and the District of Columbia), its territories, its possessions, the Commonwealth of Puerto Rico and other areas subject to its jurisdiction.

            "United States Alien" means any Person who, for United States Federal income tax purposes, is a foreign corporation, a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a nonresident alien individual or a nonresident alien fiduciary of a foreign estate or trust.

            "Vice President", when used with respect to the company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

            "Voting Stock" means stock of any class or classes (however designated) the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association or other business entity in question, even though the right so to vote is at the time suspended by reasons of the happening of such a contingency.

            SECTION 1.02. INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT. Whenever this Indenture refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made a part of this Indenture. The following Trust Indenture Act terms used in this Indenture have the following meanings:

            "indenture securities" means the Securities.

            "indenture security holder" means a Holder.

            "indenture to be qualified" means this Indenture.

            "indenture trustee" or "institutional trustee" means the Trustee.

            "obligor" on the indenture securities means the Company or any other obligor thereon.

            All other terms used in this Indenture that are defined by the Trust Indenture Act, defined by Trust Indenture Act reference to another statute or defined by Commission rule under the Trust Indenture Act have the meanings assigned to them by such definitions.

            SECTION 1.03. RULES OF CONSTRUCTION. Unless the context otherwise requires:

            (a) a term has the meaning assigned to it;

            (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles;

            (c) generally accepted accounting principles are those applicable from time to time;

            (d) "or" is not exclusive;

            (e) words in the singular include the plural, and in the plural include the singular; and

            (f) provisions apply to successive events and transactions.


                               ARTICLE II

                              SECURITIES

            SECTION 2.01. FORMS GENERALLY. The Securities of each series and the Coupons, if any, to be attached thereto shall be in substantially the forms (including temporary or definitive global form) as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rules made pursuant thereto or with any rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities and Coupons, if any, as evidenced by their execution of the Securities and Coupons, if any. If the forms of Securities or Coupons of any series (or any such temporary or definitive Global Security) are established by, or by action taken pursuant to a Board Resolution, a copy of the Board Resolution together with an appropriate record of any action taken pursuant thereto, which Board Resolution or record of such action shall have attached thereto a true and correct copy of the forms of Security approved by or pursuant to such Board Resolution, shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 2.07 for the authentication and delivery of such Securities (or any such temporary or definitive Global Security) or Coupons.

            Unless otherwise specified as contemplated by Section 2.04, Securities in bearer form shall have interest Coupons attached.

            The definitive Securities and Coupons, if any, shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities and Coupons, if any, as evidenced by their execution of such Securities and Coupons, if any.

            SECTION 2.02. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION. The Trustee's certificate of authentication shall be in substantially the following form:

                 TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                             ,
                                    as Trustee


                                    By________________________________________
                                      Authorized Officer

            SECTION 2.03. SECURITIES IN GLOBAL FORM. If Securities of a series are issuable in global form, as specified as contemplated by Section 2.04, then, notwithstanding clause (h) of Section 2.04 and the provisions of
Section 2.05, such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 2.07 or Section 2.08. Subject to the provisions of Section 2.07 and, if applicable, Section 2.08, the Trustee shall deliver and redeliver any Security in definitive global bearer form in the manner and upon written instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to
Section 2.07 or 2.08 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section
15.01 and need not be accompanied by an Opinion of Counsel. The beneficial owner of a Note represented by a definitive Global Security in bearer form may, upon no less than 30 days' written notice to the Trustee, given by the beneficial owner through a Depositary, exchange its interest in such definitive Global Security for a definitive Bearer Note or Notes, or a definitive Registered Note or Notes, of any authorized denomination. No individual definitive Bearer Note will be delivered in or to the United States.

            The provisions of the last sentence of the third to the last paragraph of Section 2.07 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 15.01 and need not be accompanied by an opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of the third to the last paragraph of Section 2.07.

            Notwithstanding the provisions of Sections 2.01 and 2.11, unless otherwise specified as contemplated by Section 2.04, payment of principal of and premium, if any, and any interest on any Security in definitive global form shall be made to the Person or Persons specified therein.

            SECTION 2.04. PRINCIPAL AMOUNT; ISSUABLE IN SERIES. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

            The Securities may be issued in one or more series. There shall be established in or pursuant to a

Board Resolution and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

            (a) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

            (b) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to this Article II);

            (c) the date or dates on which the principal (and premium, if any) of any of the Securities of the series are payable or the method of determination thereof;

            (d) the rate or rates, or the method of determination thereof, at which any of the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Registered Securities on any Interest Payment Date;

            (e) the place or places where the principal of (and premium, if any) and interest, if any, on any of the Securities and Coupons, if any, of the series shall be payable and the office or agency for the Securities of the series maintained by the Company pursuant to Section 9.02;

            (f) the period or periods within which, the price or prices at which and the terms and conditions upon which any of the Securities and Coupons, if any, of the series may be redeemed, in whole or in part, at the option of the Company;

            (g) the terms of any sinking fund and the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part;

            (h) if other than denominations of $1,000, if registered, and $5,000, if bearer, and in any integral multiple of the applicable denominations for Securities denominated in Dollars, the denominations in which the Securities of the series shall be issuable;

            (i) if other than the principal amount thereof, the portion of the principal amount of any of the Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 4.02;

            (j) the application, if any, of Section 3.03, or such other means of satisfaction and discharge as may be specified for the Securities and Coupons, if any, for a series;

            (k) any deletions or modifications of or additions to the Events of Default set forth in Section 4.01 or covenants of the Company set forth in Article Nine pertaining to the Securities of the series;

            (l) the forms of the Securities and Coupons, if any, of the series;

            (m) if other than Dollars, the coin or currency or currencies, or currency unit or units, in which payment of the principal of (and premium, if any) and interest, if any, on any of the Securities of the series shall be payable;

            (n) if the principal of (and premium, if any) or interest, if any, on any of the Securities of the series are to be payable at the election of the Company or a Holder thereof, or under some or all other circumstances, in a coin or currency or currencies, or currency unit or units, other than that in which the Securities are denominated, the period or periods within which, and the terms and conditions upon which, such election may be made, or the other circumstances under which any of the Securities are to be so payable, and any provision requiring the Holder to bear currency exchange costs by deduction from such payments;

            (o) if the amount of payments of principal (and premium, if any) or interest, if any, on any of the Securities of the series may be determined with reference to an index based on (i) a coin or currency or currencies, or currency unit or units other than that in which such Securities are stated to be payable or (ii) any method not inconsistent with the provisions of this Indenture specified in or pursuant to such Board Resolution, then in each case (i) and (ii) the manner in which such amounts shall be determined;

            (p) whether the Securities of the series are to be issued as Registered Securities or Bearer Securities (with or without Coupons); whether Bearer Securities may be exchanged for Registered Securities of the series and whether Registered Securities may be exchanged for Bearer Securities of the series (if permitted by applicable laws and regulations) and the circumstances under which and the place or places where any such exchanges, if permitted, may be made; and whether the Securities of the series shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depositary for such Global Security or Securities and whether any Global Securities of the series are to be issuable initially in temporary form and whether any Global Securities of the series are to be issuable in definitive form with or without coupons and, if so, whether beneficial owners of interests in any such definitive Global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which and the place or places where any such exchanges may occur, if other than in the manner provided in Section 2.09;

            (q) whether and under what circumstances and with what procedures and documentation the Company will pay additional amounts on any of the Securities and Coupons, if any, of the series to any Holder who is not a U.S. Person (including a definition of such term), in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Company will have the option to redeem such Securities rather than pay additional amounts (and the terms of any such option);

            (r) the Person to whom any interest on any Registered Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, the manner in which, or the Person to whom, any interest on any Bearer Security of the series shall be payable, if otherwise than upon presentation and surrender of the Coupons appertaining thereto as they severally mature and to the extent to which, or the manner in which, any interest payable on a temporary Global Security on an Interest Payment Date will be paid if other than in the manner provided in Section 2.08;

            (s) the subordination of the Securities of the Series pursuant to
      Article XIV; and

            (t) any other terms of any of the Securities of the series.

            All Securities of any one series and the Coupons appertaining to any Bearer Securities of such series shall be substantially identical except, in the case of Registered Securities, as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 2.07) set forth in the Officers' Certificate referred to above or in any such indenture supplemental hereto.

            At the option of the Company, interest on the Registered Securities of any series that bears interest may be paid by mailing a check to the address of any Holder as such address shall appear in the Securities Register.

            If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of such Board Resolution shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

            SECTION 2.05. DENOMINATIONS. The Securities of each series shall be issuable in such denominations as shall be specified as contemplated by
Section 2.04. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series denomi-nated in Dollars shall be issuable in denominations of $1,000, if registered, and $5,000, if bearer, and in any integral multiple of the applicable denominations. Securities of each series shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the officers of the Company executing the same may determine with the approval of the Trustee.

            SECTION 2.06. EXECUTION OF THE SECURITIES. The Securities shall be executed on behalf of the Company by manual or facsimile signatures of its Chairman, its President or any of its Vice Presidents or its Treasurer, under its corporate seal reproduced thereon attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries. Any Coupons shall be executed on behalf of the Company by the manual or facsimile signature of any such officer of the Company.

            Securities and Coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

            SECTION 2.07. AUTHENTICATION, DELIVERY AND DATING OF THE SECURITIES. At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series, together with any Coupons appertaining thereto, executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities; PROVIDED, HOWEVER, that, in connection with its original issuance, no Bearer Security (including any temporary Bearer Security issued pursuant to Section 2.08 which is not a Global Security) shall be mailed or otherwise delivered to any location in the United States; and PROVIDED FURTHER that a Bearer Security may be delivered outside the United States in connection with its original issuance only if the Person entitled to receive such Bearer Security (including any temporary Bearer Security issued pursuant to Section 2.08 which is not a Global Security) shall have furnished a certificate in the form set forth in Exhibit A.1 to this Indenture, dated on the earlier of the first Interest

Payment Date and the date of the delivery of the Bearer Security in definitive form. If any Security shall be represented by a definitive Global Security in bearer form, then, for purposes of this Section and Section 2.08, the notation of a beneficial owner's interest therein upon original issuance of such Security or upon exchange of a portion of a temporary Global Security shall be deemed to be delivery in connection with its original issuance of such beneficial owner's interest in such definitive Global Security in bearer form. Except as permitted by Section 2.10, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant Coupons for interest then matured have been detached and canceled.

            If the forms or terms of the Securities of the series and any related Coupons have been established by or pursuant to one or more Board Resolutions as permitted by Sections 2.01 and 2.04, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 5.01) shall be fully protected in relying upon:

            (a) a copy of any Board Resolution authorizing the terms of issuance of any series of Securities;

            (b) an executed supplemental indenture, if any;

            (c) an Officers' Certificate;

            (d) an opinion of counsel in accordance with Section 15.01 which shall also state:

            (i) if the forms of such Securities and Coupons, if any, have been established by or pursuant to a Board Resolution as permitted by Section 2.01, that such forms have been established in conformity with the provisions of this Indenture;

            (ii) if the terms of such Securities and any Coupons have been or are to be established by or pursuant to a Board Resolution as permitted by
      Section 2.04, that such terms (or in the case of the issuance of Securities pursuant to the next paragraph, the procedures for determining such terms) have been established in conformity with the provisions of this Indenture; and

            (iii) that such Securities, together with any Coupons appertaining thereto, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, entitled to the benefits of the Indenture and enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles;

            (iv) that the Company has the corporate power to issue such Securities, and has duly taken all necessary corporate action with respect to such issuance; and

            (e) such other Matters as the Trustee may reasonably request.

If such forms or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee. Without limiting the generality of the foregoing, the Trustee shall not be required to authenticate Securities denominated in a Foreign Currency if the Trustee reasonably believes that it will be unable to perform its duties with respect to such Securities.

            Each Registered Security shall be dated the date of its authentication; and each Bearer Security and any Global Security in bearer form shall be dated as of the date of original issuance of the first Security of such series to be issued.

            No Security or Coupon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been duly authen-ticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancelation as provided in Section 2.13 together with a written statement (which need not comply with Section 15.01 and need not be accompanied by an opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

            If the Company shall establish pursuant to Section 2.04 that the Securities of a series are to be issued in whole or in part in the form of a Global Security, then the Company shall execute and the Trustee shall in accordance with this Section and the Company Order with respect to such series authenticate and deliver the Global Security that (i) shall represent and shall be denominated in an aggregate amount equal to the aggregate principal amount of Outstanding Securities of such series to be represented by the Global Security,
(ii) shall be registered, if in registered form, in the name of the Depositary for such Global Security or the nominee of such Depositary, and (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depository's instruction.

            Each Depositary designated pursuant to Sec-tion 2.04 for a Global Security in registered form must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

            SECTION 2.08. TEMPORARY SECURITIES. Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form or, if authorized, in bearer form with one or more Coupons or without Coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced conclusively by their execution of such Securities. Such temporary Securities may be in global form.

            Except in the case of temporary Global Securities in bearer form (which shall be exchanged in accordance with the provisions of the following paragraphs), if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company maintained pursuant to Section
9.02 in a Place of Payment for such series for the purpose of exchanges of Securities of such series, without charge to the Holder. Upon surrender for cancelation of any one or more temporary Securities of any series (accompanied by any unmatured Coupons appertaining thereto) the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like aggregate principal amount of definitive Securities of the same series and of like tenor or authorized denominations and having the same terms and conditions;
PROVIDED, HOWEVER, that no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security; and PROVIDED FURTHER that a definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in Section 2.07.

            If temporary Global Securities of any series are issued in bearer form, any such temporary Global Securities in bearer form shall, unless otherwise provided therein, be delivered to the London office of a Depositary (the "Common Depositary"), for the benefit of Euroclear and CEDEL S.A., for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct).

            Without unnecessary delay but not later than the date specified in, or determined pursuant to the terms of, any such temporary Global Security (but in any event in the case of definitive Securities to be delivered in bearer form not before the beneficial owners of interests in the temporary Global Security have provided the certification set forth in Section 2.07) (the "Exchange Date"), the Company shall deliver to the Trustee definitive Securities, in aggregate principal amount equal to the principal amount of such temporary Global Security, executed by the Company. On or after the Exchange Date such temporary Global Security shall be surrendered by the Common Depositary to the

Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such temporary Global Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such temporary Global Security to be exchanged. The definitive Securities to be delivered in exchange for any such temporary Global Security in bearer form shall be in bearer form, registered form, definitive global form (registered or bearer), or any combination thereof, as specified as contemplated by Section 2.04, and, if any combination thereof is so specified, as requested by the beneficial owner thereof; PROVIDED, HOWEVER, that, unless otherwise specified in such temporary Global Security in bearer form, upon such presentation by the Common Depositary, such temporary Global Security in bearer form shall be accompanied by a certificate dated the Exchange Date or a subsequent date and signed by Euroclear as to the portion of such temporary Global Security in bearer form held for its account then to be exchanged and a certificate dated the Exchange Date or a subsequent date and signed by CEDEL S.A. as to the portion of such temporary Global Security in bearer form held for its account then to be exchanged, each in the form set forth in Exhibit A.2 to this Indenture; and PROVIDED FURTHER that definitive Bearer Securities shall be delivered in exchange for a portion of a temporary Global Security in bearer form only in compliance with the requirements of Section 2.07.

            Unless otherwise specified in such temporary Global Security in bearer form, the interest of a beneficial owner of Securities of a series in a temporary Global Security in bearer form shall be exchanged for definitive Securities of the same series and of like tenor following the Exchange Date when the beneficial owner instructs Euroclear or CEDEL S.A., as the case may be, to request such exchange on his behalf and delivers to Euroclear or CEDEL S.A., as the case may be, a certificate in the form set forth in Exhibit A.1 to this Indenture, dated on the earlier of the first Interest Payment Date and the date of delivery of the Securities in definitive form, copies of which certificate in blank shall be available from the offices of Euroclear, CEDEL S.A., the Trustee, any Authenticating Agent appointed for such series of Securities and any Paying Agent appointed for such series of Securities. Unless otherwise specified in such temporary Global Security in bearer form, any such exchange shall be made free of charge to the beneficial owners of such temporary Global Security in bearer form, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Securities in person at the offices of Euroclear or CEDEL S.A. The definitive Securities in bearer form to be delivered in exchange for any portion of a temporary Global Security in bearer form shall be delivered only outside the United States.

            Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 2.04, interest payable on a temporary Global Security in bearer form on an Interest Payment Date for Securities of such series occurring prior to the applicable Exchange Date shall be payable to Euroclear and CEDEL S.A. on such Interest Payment Date upon delivery by Euroclear and CEDEL S.A. to the Trustee of a certificate or certificates in the form set forth in Exhibit A.3 to this Indenture, for credit without further interest on or after such Interest Payment Date to the respective accounts of the Persons who are the beneficial owners of such temporary Global Security in bearer form (or to such other accounts as they may direct) on such Interest Payment Date and who have each delivered to Euroclear or CEDEL S.A., as the case may be, a certificate in the form set forth in Exhibit A.4 to this Indenture. Any interest so received by Euroclear and CEDEL S.A. and not paid as herein provided shall be returned to the Trustee immediately prior to the expiration of two years after such Interest Payment Date in order to be repaid to the Company in accordance with Section 9.03.

            SECTION 2.09.  REGISTRATION; REGISTRATION OF TRANSFER AND
EXCHANGE. The Company shall cause to be kept at an office or agency to be maintained by the Company in accordance with Section 9.02 a register (the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and the registration of transfers of Registered Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Registered Securities and transfers of Registered Securities as herein provided.

            Upon surrender for registration of transfer of any Registered Security of any series at the office or agency of the Company maintained pursuant to Section 9.02 for such purpose in a Place of Payment for such series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor and having the same terms and conditions.

            The Company may establish pursuant to Section 2.04 that, at the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor and having the same terms and conditions, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. Bearer Securities may not be issued in exchange for Registered Securities.

            At the option of the Holder (if so provided pursuant to Section 2.04) Bearer Securities of any series may be exchanged for Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor and having the same terms and conditions, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured Coupons and all matured Coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured Coupon or Coupons or matured Coupon or Coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company in an amount equal to the face amount of such missing Coupon or Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing Coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; PROVIDED, HOWEVER, that, except as otherwise provided in
Section 9.02, interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series and like tenor after the close of Business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date or proposed date for payment, as the case may be, and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

            Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

            Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 2.04, any definitive Global Security in bearer form shall be exchangeable only as provided in this paragraph. If the beneficial owners of interests in a definitive Global Security in bearer form are entitled to exchange such interests for Securities of such series and of like tenor and principal amount of another authorized form and denomination, as specified as contemplated by Section 2.04, then without unnecessary delay but in any event not later than the earliest date on which such interest may be so exchanged, the Company shall deliver to the Trustee definitive Securities in aggregate principal amount equal to the principal amount of such definitive Global Security in bearer form, executed by the Company. On or after the earliest date on which such interest may be so exchanged, such definitive Global Security in bearer form shall be surrendered by the Common Depositary or such other depositary or Common Depositary as shall be specified in the Company Order with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such definitive Global Security in bearer form, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such definitive Global Security in bearer form to be exchanged which, unless the Securities of the series are not issuable both as Bearer Securities and as Registered Securities, as specified as contemplated by Section 2.04, shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof; PROVIDED, HOWEVER, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities of that series to be redeemed and ending on the relevant Redemption Date; and PROVIDED FURTHER that no Bearer Security delivered in exchange for a portion of a definitive Global Security shall be mailed or otherwise delivered to any location in the United States. If a Registered Security is issued in exchange for any portion of a definitive Global Security in bearer form after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such definitive Global Security in bearer form is payable in accordance with the provisions of this Indenture.

            All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

            Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee or any transfer agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar or any transfer agent duly executed, by the Holder thereof or his attorney duly authorized in writing.

            No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 2.08, 8.06 or 10.06 not involving any transfer.

            The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before any selection of Securities of that series to be redeemed and ending at the close of business on (A) if Securities of the series are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption and (B) if Securities of the series are issuable as Bearer Securities, the day of the first publication of the relevant notice of redemption or, if Securities of the series are also issuable as Registered Securities and there is no publication, the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange of any Registered Security so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (iii) to exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of that series and like tenor; PROVIDED that such Registered Security shall be simultaneously surrendered for redemption.

            If at any time the Depositary for the Global Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Global Securities of such series or if at any time the Depositary for the Global Securities of such series shall no longer be eligible under Section 2.07, the Company shall appoint a successor Depositary with respect to the Global Securities of such series. If a successor Depositary for the Global Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 2.04 that such Registered Securities be represented by one or more Global Securities shall no longer be effective with respect to the Global Securities of such series and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

            If specified by the Company pursuant to Section 2.04 with respect to a series of Securities, the Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series in definitive form and in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

            If specified by the Company pursuant to Section 2.04 with respect to a series of Securities, the Depositary for such series of Securities may at its option surrender a Global Security for such series of Securities in exchange in whole or in part for Securities of such series in definitive form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, shall authenticate and deliver, without charge to the Holders,

            (i) to each Person specified by such Depositary a new Security or Securities of the series of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security or Securities; and

            (ii) to such Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of definitive Securities delivered to Holders thereof.

            In any exchange provided for in any of the preceding three paragraphs, the Company will execute and the Trustee will authenticate and deliver Securities (a) in definitive registered form in authorized denominations, if the Securities of such series are issuable as Registered Securities, (b) in definitive bearer form in authorized denominations, with coupons attached, if the Securities of such series are issuable as Bearer Securities or (c) as either Registered or Bearer Securities, if the Securities of such series are issuable in either form; PROVIDED, HOWEVER, that a definitive Bearer Security shall be delivered in exchange for a temporary Global Security only in compliance with the conditions set forth in Section 2.08; and PROVIDED FURTHER that delivery of a Bearer Security shall occur only outside the United States.

            Upon the exchange of a Global Security for Securities in definitive form, such Global Security shall be canceled by the Trustee. Registered Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Registered Securities to the persons in whose names such Securities are so registered.

            Unless otherwise specified by the Company pursuant to Section 2.04, a Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

            SECTION 2.10.  MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.
If any mutilated Security or Security with a mutilated Coupon appertaining to it is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and with the same terms and conditions and bearing a number not contemporaneously outstanding with Coupons corresponding to the Coupons, if any, appertaining to the surrendered Security.

            If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or Coupon and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security or Coupon has been acquired by a bona fide purchaser, the Company in its discretion may execute, and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen Coupon appertains (upon surrender to the Trustee of such Security with all appurtenant Coupons not destroyed, lost or stolen) a new Security of the same series and of like tenor and principal amount and with the same terms and conditions and bearing a number not contemporaneously outstanding, with Coupons corresponding to the Coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen Coupon appertains.

            In case any such mutilated, destroyed, lost or stolen Security or Coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security or Coupon, pay such Security or Coupon; PROVIDED, HOWEVER, that principal of (and premium, if any) and any interest on Bearer Securities shall, except as otherwise provided in Section 9.02, be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 2.04, any interest on Bearer Securities shall be payable only upon presentation and surrender of the Coupons appertaining thereto.

            Upon the issuance of any new Security or Coupon under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

            Every new Security or Coupon of any series issued pursuant to this
Section in lieu of any mutilated, destroyed, lost or stolen Security or Coupon shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities or Coupons of that series duly issued hereunder.

            The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or Coupons.

            SECTION 2.11. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED. Unless otherwise provided as contemplated by Section 2.04 with respect to any series of Securities, interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

            Any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date ("Defaulted Interest") shall cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

            (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted

      Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (b).

            (b) The Company may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

            Subject to the foregoing provisions of this Section and Section 2.09, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

            None of the Company, the Trustee, any Authenticating Agent, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of any beneficial ownership interest in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interest.

            SECTION 2.12. PERSONS DEEMED OWNERS. Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Sections 2.09 and 2.11) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

            Title to any Bearer Security and any Coupons appertaining thereto shall pass by delivery. The Company, the Trustee and any agent of the Company or the Trustee may treat the Holder of any Bearer Security and the Holder of any Coupon as the absolute owner of such Security or Coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or Coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

            SECTION 2.13. CANCELATION. All Securities and Coupons surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities and Coupons so delivered shall be promptly canceled by the Trustee. All Bearer Securities and unmatured Coupons held by the Trustee pending such cancelation shall be deemed to be delivered for cancelation for all purposes of this Indenture and the Securities. The Company may at any time deliver to the Trustee for cancelation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancelation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities and Coupons held by the Trustee shall be destroyed in a manner selected by the Trustee unless otherwise directed by a Company Order.

            SECTION 2.14. COMPUTATION OF INTEREST. Except as otherwise specified as contemplated by Section 2.04 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

            SECTION 2.15. COMPLIANCE WITH CERTAIN LAWS AND REGULATIONS. If any Bearer Securities are to be issued in any series of Securities, the Company will use reasonable efforts to provide for arrangements and procedures designed pursuant to then applicable laws and regulations, if any, to ensure that such Bearer Securities are sold or resold, exchanged, transferred and paid only in compliance with such laws and regulations and without adverse consequences to the Company, the Holders and the Trustee.

            SECTION 2.16. MEDIUM-TERM SECURITIES. Notwithstanding any contrary provision herein, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Company Order, Officers' Certificate, supplemental indenture or Opinion of Counsel otherwise required pursuant to Sections 15.01, 2.04, 2.07 and 2.08 at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

            An Officers' Certificate or supplemental indenture, delivered pursuant to this Section 2.16 in the circumstances set forth in the preceding paragraph may provide that Securities which are the subject thereof will be authenticated and delivered by the Trustee on original issue from time to time upon the telephonic or written order of persons designated in such Officers' Certificate or supplemental indenture (telephonic instructions to be promptly confirmed in writing by such persons) and that such persons are authorized to determine, consistent with such Officers' Certificate or any applicable supplemental indenture such terms and conditions of said Securities as are specified in such Officers' Certificate or supplemental indenture;

PROVIDED that the foregoing procedure is acceptable to the Trustee.


                               ARTICLE III

                      SATISFACTION AND DISCHARGE

            SECTION 3.01. SATISFACTION AND DISCHARGE OF INDENTURE. This Indenture shall upon Company Request cease to be of further effect with respect to a series of Securities (except as to any surviving rights of (as applicable) registration of transfer or exchange of Securities and Coupons, if any, of such series herein expressly provided for) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such series, when:

            (a) either (i) all Securities and Coupons of such series theretofore authenticated and delivered (other than

                  (A) Coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has been waived as provided in
            Section 2.09,

                  (B) Securities and Coupons of such series which have been
            destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.10,

                  (C) Coupons appertaining to Securities called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in Section 10.06, and

                  (D) Securities and Coupons of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 9.03) have been delivered to the Trustee for cancelation; or

           (ii) all such Securities and Coupons of such series not theretofore delivered to the Trustee for cancelation

                  (A) have become due and payable, or

                  (B) will become due and payable at their Stated Maturity
            within one year, or

                  (C) are to be called for redemption within one year under
            arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

      and the Company, in the case of (A), (B) or (C) of subclause (ii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount in the currency or currency unit in which such Securities and Coupons of such series are payable sufficient to pay and discharge the entire indebtedness on such Securities and Coupons of such series not theretofore delivered to the Trustee for cancelation, for principal (and premium, if any) and interest, if any, to the date of such deposit (in the case of Securities and Coupons of such series which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

            (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

            (c) the Company has delivered to the Trustee an Officers' Certificate and an opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

            Notwithstanding the satisfaction and discharge of this Indenture with respect to a series, the obligations of the Company to the Trustee under
Section 5.07, the obligations of the Trustee to any Authenticating Agent under
Section 5.14 and, if money shall have been deposited with the Trustee pursuant to subclause (ii) of clause (a) of this Section, the obligations of the Trustee under Section 3.02 and the last paragraph of Section 9.03 shall survive.

            SECTION 3.02. APPLICATION OF TRUST MONEY. Subject to the provisions of the last paragraph of Section 9.03, all money deposited with the Trustee pursuant to Sections 3.01 and 3.03 shall be held in trust and applied by it, in accordance with the provisions of the Securities and Coupons, if any, and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

            SECTION 3.03.  SATISFACTION, DISCHARGE AND DEFEASANCE OF
SECURITIES OF ANY SERIES.  If this Section is specified, as contemplated by
Section 2.04, to be applicable to Securities and Coupons, if any, of any series, at the Company's option, either

            (a) the Company will be deemed to have been Discharged (as defined below) from its obligations with respect to Securities and Coupons, if any, of such series or

            (b) the Company will cease to be under any obligation to comply with any term, provision or condition set forth in (x) Sections 7.01 and 7.02 or (y) the instrument or instruments setting forth the terms, provisions or conditions of such series pursuant to Section 2.04 (PROVIDED in case of this subclause (y) that such instrument or instruments specify which terms, provisions or conditions, if any, are subject to this clause (b) PROVIDED FURTHER, HOWEVER, that no such instrument may specify that the Company may cease to comply with any obligations as to which it may not be Discharged pursuant to the definition of "Discharged"); in each case (a) and (b) with respect to the Securities and Coupons, if any, of such series on the 91st day after the applicable conditions set forth below in (1) and either (2) or (3) have been satisfied:

                  (1) (A) the Company has paid or caused to be paid all other sums payable with respect to the Outstanding Securities and Coupons, if any, of such series (in addition to any required under (2) or (3)); and

                  (B) the Company has delivered to the Trustee an Officers'
            Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to, as applicable
            (i) the satisfaction and discharge of the entire indebtedness on all Outstanding Securities and Coupons, if any, of any such series, or
            (ii) the discharge of the obligations with respect to the Securities of such series set forth in (b) above, have been complied with;

                  (2) (A) the Company shall have with respect to (a) or (b)
            above deposited or caused to be deposited irrevocably with the Trustee as a trust fund specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities and Coupons, if any, of such series (i) money in an amount (in such currency, currencies or currency unit or units in which any Outstanding Securities and Coupons, if any, of such series are payable) or (ii) in the case of Securities and Coupons, if any, denominated in Dollars, U.S. Government Obligations (as defined below) or, in the case of Securities and Coupons, if any, denominated in a Foreign Currency, Foreign Government Securities (as defined below), which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal (including any premium) and interest, if any, under the Securities and Coupons, if any, of such series, money in an amount or (iii) a combination of (i) and (ii), sufficient (in the opinion with respect to (ii) and (iii) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee) to pay and discharge each instalment of principal of (including any premium), and interest, if any, on, the Outstanding Securities and Coupons, if any, of such series on the dates such installments of interest or principal (including any premium) are due, in the currency, currencies or currency unit or units, in which such Securities and Coupons, if any, are payable;

                  (B) (i) no Event of Default or event (including such deposit)
            which with notice or lapse of time would become an Event of Default shall have occurred and be continuing on the date of such deposit,
            (ii) no Event of Default as defined in clause (e) or (f) of Section 4.01, or event which with notice or lapse of time or both would become an Event of Default under either such clause, shall have occurred within 90 days after the date of such deposit and (iii) such deposit and the related intended consequence under (a) or (b) will not result in any default or event of default under any material indenture, agreement or other instrument binding upon the Company or any Subsidiary or any of their properties and is not prohibited by Article XIV of this Indenture; and

                  (C) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that Holders of the Securities and Coupons, if any, of such series will not recognize income, gain or loss for Federal income tax purposes as a result of the Company's exercise of its option under this Section 3.03 and will be subject to Federal income tax in the same amount, in the same manner and at the same times as would have been the case if such option had not been exercised;

                  (3) the Company has properly fulfilled such other means of satisfaction and discharge as is specified, as contemplated by
            Section 2.04, to be applicable to the Securities and Coupons, if any, of such series.

            Any deposits with the Trustee referred to in clause (2)(A) above will be made under the terms of an escrow trust agreement in form satisfactory to the Trustee. If any Outstanding Securities and Coupons, if any, of such series are to be redeemed prior to their Stated Maturity, whether pursuant to any mandatory redemption provisions or in accordance with any mandatory sinking fund requirement, the applicable escrow trust agreement will provide therefor and the Company will make arrangements for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

            SECTION 3.04. REINSTATEMENT. If the Trustee is unable to apply any money, U.S. Government Obligations or Foreign Government Securities in accordance with Section 3.01 or 3.03 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities and Coupons, if any, of such series shall be revived and reinstated as though no deposit had occurred pursuant to Section 3.01 or 3.03 until such time as the Trustee is permitted to apply all such money, U.S. Government Obligations or Foreign Government Securities in accordance with Section 3.01 or 3.03; PROVIDED, HOWEVER, that if the Company has made any payment of interest on or principal of (and premium, if any) on any Securities and Coupons, if any, of such series because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such series of Securities and Coupons, if any, to receive such payment from the money, U.S. Government Obligations or Foreign Government Securities held by the Trustee.

            SECTION 3.05.  DEFINITIONS.  The following terms, as used in this
Article III, shall have the following meanings:

            "Discharged" means that the Company will be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Securities and Coupons, if any, of the series as to which this Section is specified as applicable as aforesaid and to have satisfied all the obligations under this Indenture relating to the Securities and Coupons, if any, of such series (and the Trustee, at the expense of the Company, will execute proper instruments acknowledging the same), except (A) the rights of Holders thereof to receive, from the trust fund described in clause (2)(A) above, payment of the principal of (premium, if any) and the interest, if any, on such Securities and Coupons, if any, when such payments are due, (B) the Company's obligations with respect to such Securities and Coupons, if any, under Sections 2.09 and 2.10 (insofar as applicable to Securities of such series), 3.02, 9.02 and 9.03 (last paragraph only) and the Company's obligations to the Trustee under Sections 5.07 and 5.10, (C) the rights of Holders of Securities of any series with respect to the currency or currency units in which they are to receive payments of principal, premium, if any, and interest and (D) the rights, powers, trusts, duties and immunities of the Trustee hereunder, will survive such discharge. The Company will reimburse the trust fund for any loss suffered by it as a result of any tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations or Foreign Government Securities, as the case may be, or any principal or interest paid on such obligations, and, subject to the provisions of Section 5.07, will indemnify the Trustee against any claims made against the Trustee in connection with any such loss.

            "Foreign Government Securities" means, with respect to Securities and Coupons, if any, of any series that are denominated in a Foreign currency, securities that are (i) direct obligations of the government that issued or caused to be issued such currency for the payment of which obligations its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of such government the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by such government, which, in either case under clauses (i) or (ii), are not callable or redeemable at the option of the issuer thereof.

            "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation of the United States of America, which, in either case under clauses (i) or (ii), are not callable or redeemable at the option of the issuer thereof, and will also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specified payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt; PROVIDED that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government obligation evidenced by such depository receipt.


                               ARTICLE IV

                    REMEDIES OF TRUSTEE AND HOLDERS
                          IN EVENT OF DEFAULT

            SECTION 4.01. EVENTS OF DEFAULT. "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless it is either inapplicable to a particular series or it is specifically deleted or modified in or pursuant to the supplemental indenture or Board Resolution establishing such series of Securities or in the form of Security for such series:

            (a) default in the payment of any installment of interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

            (b) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

            (c) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series, and continuance of such default for a period of 30 days; or

            (d) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in the performance or breach of which is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of a series of Securities other than that series) and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25 percent in aggregate principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

            (e) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

            (f) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

            (g) any other Event of Default provided with respect to Securities of that series.

            SECTION 4.02.  ACCELERATION OF MATURITY; RESCISSION AND
ANNULMENT. If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25 percent in principal amount of the Outstanding Securities of that series may declare the principal amount of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders) and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

            At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

            (a) the Company has paid or deposited with the Trustee a sum sufficient to pay

                  (i) all overdue interest on all Securities of that series,

                (ii) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and to the extent that payment of such interest is lawful, interest thereon at the rate or rates prescribed therefor in such Securities,

               (iii) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                (iv) in Dollars all sums paid or advanced by the Trustee
            hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 5.07; and

            (b) all Events of Default with respect to Securities of that series, other than the nonpayment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 4.13. No such rescission shall affect any subsequent default or impair any right consequent thereon.

            SECTION 4.03. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE. The Company covenants that if:

            (a) default is made in the payment of any interest on any Security or Coupon, if any, when such interest becomes due and payable and such default continues for the period of grace provided for with respect to such Security,

            (b) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof, or

            (c) default is made in the deposit of any sinking fund payment, when and as due by the terms of a Security,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities and Coupons, if any, the whole amount then due and payable on such Securities and Coupons, if any, for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities and Coupons, if any, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 5.07.

            If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as judicial trustee of an express trust, shall be entitled and empowered to institute any action or proceeding at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree against the Company or any other obligor upon such Securities (and collect in the manner provided by law out of the property of the Company or any other obligor upon such Securities) wherever situated the moneys adjudged or decreed to be payable.

            If an Event of Default with respect to Securities and Coupons, if any, of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

            SECTION 4.04. TRUSTEE MAY FILE PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

            (a) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 5.07) and of the Holders allowed in such judicial proceeding, and

            (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 5.07.

            Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

            SECTION 4.05. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES. All rights of action and claims under this Indenture or the Securities or Coupons, if any, may be prosecuted and enforced by the Trustee without the possession of any of the Securities or Coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 5.07, be for the ratable benefit of the Holders of the Securities and Coupons, if any, in respect of which such judgment has been recovered.

            SECTION 4.06. APPLICATION OF MONEY COLLECTED. Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

            FIRST: to the payment of all amounts due the Trustee under Section 5.07;

            SECOND: to the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

            THIRD: the balance, if any, to the Person or Persons legally entitled thereto.

            SECTION 4.07. LIMITATION ON SUITS. No Holder of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

            (a) an Event of Default with respect to Securities of such series shall have occurred and be continuing and such Holder has previously given written notice to the Trustee of such continuing Event of Default;

            (b) the Holders of not less than 25 percent in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

            (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

            (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

            (e) no direction inconsistent with such written request has been given to the Trustee during such

      60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture (including without limitation the provisions of Section 4.12) to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

            SECTION 4.08.  UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE
PRINCIPAL, PREMIUM AND INTEREST. Notwithstanding any other provision in this Indenture, the Holder of any Security or any Coupon, if any, shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 2.11) interest on such Security or Coupon on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

            SECTION 4.09. RESTORATION OF RIGHTS AND REMEDIES. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

            SECTION 4.10. RIGHTS AND REMEDIES CUMULATIVE. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 2.10, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

            SECTION 4.11. DELAY OR OMISSION NOT WAIVER. No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

            SECTION 4.12. CONTROL BY HOLDERS. The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series; PROVIDED, HOWEVER, that

            (a) such direction shall not be in conflict with any rule of law or with this Indenture,

            (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

            (c) subject to the provisions of Section 5.01, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the action so directed would involve the Trustee in personal liability.

            SECTION 4.13. WAIVER OF PAST DEFAULTS. The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

            (a) in the payment of the principal of (or premium, if any) or interest on any Security of such series, or

            (b) in respect of a covenant or provision hereof which under Article VIII cannot be modified or amended without the consent of the Holder of each outstanding Security of such series affected.

            Upon any such waiver, such default shall cease to exist with respect to such series, and any Event of Default with respect to such series arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

            SECTION 4.14.  UNDERTAKING FOR COSTS.  All parties to this
Indenture agree, and each Holder by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10 percent in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security or the payment of any Coupon on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

            SECTION 4.15. WAIVER OF STAY OR EXTENSION LAWS. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                ARTICLE V

                        CONCERNING THE TRUSTEE

            SECTION 5.01.  CERTAIN DUTIES AND RESPONSIBILITIES OF TRUSTEE.
(a) Except during the continuance of an Event of Default with respect to any series:

            (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

            (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

            (b) In case an Event of Default has occurred and is continuing with respect to any series, the Trustee shall exercise such of the rights and powers vested in it by this Indenture with respect to such series, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

            (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that:

            (i) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

            (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

            (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in aggregate principal amount of the Outstanding Securities of any series, given pursuant to Section 4.12, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

            (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

            SECTION 5.02. NOTICE OF DEFAULTS. Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit notice of such default hereunder known to the Trustee to the Holders of such Securities as provided in Section 6.03(d), unless such default shall have been cured or waived; PROVIDED, HOWEVER, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series; PROVIDED FURTHER that in the case of any default of the character specified in
Section 4.01(d) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

            SECTION 5.03. CERTAIN RIGHTS OF TRUSTEE. Subject to the provisions of Section 5.01:

            (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

            (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

            (d) the Trustee may consult with counsel and the written advice of such counsel or any opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

            (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

            (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

            (h) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

            SECTION 5.04. TRUSTEE NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility and
Qualification on Form T-1 supplied to the Company are true and accurate.   The
Trustee shall not be accountable for the use or application by the company of Securities or the proceeds thereof.

            SECTION 5.05.  MAY HOLD SECURITIES.  The Trustee, any
Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities or warrants to purchase Securities and, subject to Sections 5.08 and 5.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

            SECTION 5.06. MONEY HELD IN TRUST. Except as provided in Section 15.10, money held by the Trustee or any Paying Agent in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee or any Paying Agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

            SECTION 5.07.  COMPENSATION AND REIMBURSEMENT.  The Company agrees

            (a) to pay to the Trustee from time to time in Dollars reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (b) except as otherwise expressly provided herein, to reimburse the Trustee in Dollars upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel) except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

            (c) to indemnify the Trustee in Dollars for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

            As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, premium, if any, or interest, if any, on particular Securities.

            SECTION 5.08. DISQUALIFICATION; CONFLICTING INTERESTS. (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section, with respect to the Securities and Coupons, if any, of any series, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign with respect to the Securities and Coupons, if any, of that series in the manner and with the effect hereinafter specified in this Article.

            (b) In the event that the Trustee shall fail to comply with the provisions of Subsection (a) of this Section with respect to the Securities of any series, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit notice pursuant to Section 13.03, of such failure, to all Holders of such series.

            (c) For the purposes of this Section, the Trustee shall be deemed to have a conflicting interest with respect to the Securities of any series if

            (i) the Trustee is trustee under this Indenture with respect to the Outstanding Securities of any series other than that series or is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Securities issued under this Indenture; PROVIDED that there shall be excluded from the operation of this paragraph the Indentures dated as of of the Company are respectively outstanding and this Indenture with respect to the Securities of any series other than that series or any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if

                  (x) this Indenture and such other indenture or indentures are wholly unsecured and such other indenture or indentures are hereafter qualified under the Trust Indenture Act, unless the Commission shall have found and declared by order pursuant to
            Section 305(b) or Section 307(c) of the Trust Indenture Act that differences exist between the provisions of this Indenture with respect to Securities of that series and one or more other series or the provisions of such other indenture or indentures which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Securities of that series and such other series or under such other indenture or indentures, or

                  (y) the Company shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that trusteeship under this Indenture with respect to the Securities of that series and such other series or such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Securities of that series and such other series or under much other indenture or indentures;

            (ii) the Trustee or any of its directors or executive officers is an obligor upon the Securities or an underwriter for the Company;

            (iii) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with the Company or an underwriter for the Company;

            (iv) the Trustee or any of its directors or executive officers is a director, officer partner, employee, appointee or representative of the Company, or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that (x) one individual may be a director or an executive officer, or both, of the Trustee and a director or an executive officer, or both, of the Company but may not be at the same time an executive officer of both the Trustee and the Company; (y) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executive officer, or both, of the Trustee and a director of the Company; and (z) the Trustee may be designated by the Company or by any underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (i) of this Subsection, to act as trustee, whether under an indenture or otherwise;

            (v) 10 percent or more of the voting securities of the Trustee is beneficially owned either by the Company or by any director, partner or executive officer thereof, or 20 percent or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10 percent or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or by any director, partner or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

            (vi) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined) (x) 5 percent or more of the voting securities, or ten percent or more of any other class of security, of the Company not including the Securities issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or

      (y) 10 percent or more of any class of security of an underwriter for the Company;

            (vii) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined) five percent or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10 percent or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company;

            (viii) the Trustee is, the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 10 percent or more of any class of security of any person who, to the knowledge of the Trustee, owns 50 percent or more of the voting securities of the Company; or

            (ix) the Trustee owns, on May 15 in any calendar year, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25 percent or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (vi), (vii) or (viii) of this Subsection. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25 percent of such voting securities or 25 percent of any such class of security. Promptly after May 15 in each calendar year, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such May 15. If the Company fails to make payment in full of the principal of (or premium, if any) or interest on any of the Securities when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (vi), (vii) and (viii) of this Subsection.

            The specification of percentages in paragraphs (v) to (ix), inclusive, of this Subsection shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (iii) or (vii) of this Subsection.

            For the purposes of paragraphs (vi), (vii), (viii) and (ix) of this Subsection only, (x) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (y) an obligation shall be deemed to be "in default" when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (z) the Trustee shall not be deemed to be the owner or holder of (A) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in clause (y) above, or (B) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (C) any security which it holds as agent for collection, or as custodian, escrow agent or depositary, or in any similar representative capacity.

            (d)  For the purposes of this Section:

            (i) The term "underwriter", when used with reference to the Company, means every person who, within three years prior to the time as of which the determination is made, has purchased from the Company with a view to, or has offered or sold for the Company in connection with, the distribution of any security of the Company outstanding at such time, or has partici-
       pated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

            (ii) The term "director" means any director of a corporation or any individual performing similar functions with respect to any organization, whether incorporated or unincorporated.

            (iii) The term "person" means an individual, a corporation, a partnership, an association, a joint stock company, a trust, an unincorporated organization or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

            (iv) The term "voting security" means any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

            (v)  The term "Company" means any obligor upon the Securities.

            (vi) The term "executive officer" means the president, every vice president, every trust officer, the cashier, the secretary and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

            (e) The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

            (i) A specified percentage of the voting securities of the Trustee, the Company or any other person referred to in this Section (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitled the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

            (ii) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

            (iii) The term "amount", when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares and the number of units if relating to any other kind of security.

            (iv) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

                  (A) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

                  (B) securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

                  (C) securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

                  (D) securities held in escrow if placed in escrow by the
            issuer thereof;

      PROVIDED, HOWEVER, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

            (v) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; PROVIDED, HOWEVER, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes; and PROVIDED FURTHER that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

            SECTION 5.09. CORPORATE TRUSTEE REQUIRED, ELIGIBILITY. There shall at all times be a Trustee hereunder which shall be a Corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50 million, subject to supervision or examination by Federal or state authority.
If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

            SECTION 5.10.  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.
(a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 5.11.

            (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 5.11 shall not have been delivered to the resigning Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

            (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the outstanding Securities of such series, delivered to the Trustee and to the Company.

            (d)  If at any time:

            (i) the Trustee shall fail to comply with Section 5.08(a) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

            (ii) the Trustee for a series shall cease to be eligible under
      Section 5.09 and shall fail to resign after written request therefor by the Company or by any Holder of Securities of such series, or

            (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (x) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (y) subject to Section 4.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

            (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause, with respect to the securities of one or more series, the Company shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 5.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trust so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 5.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 5.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

            (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by giving notice of such event to all Holders of Securities of such series as provided by Section 13.03. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

            SECTION 5.11. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR. (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

            (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (ii) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

            (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

            (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

            SECTION 5.12. SUCCESSOR TO TRUSTEE BY MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS. Any corporation into which the
Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

            SECTION 5.13.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.
(a) Subject to Subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within four months prior to a default, as defined in Subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and Coupons, if any, and the holders of other indenture securities, as defined in Subsection (c) of this Section:

            (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such four-month period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of setoff which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

            (2) all property received by the Trustee in respect of any claims as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such four-month period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

            Nothing herein contained, however, shall affect the right of the
Trustee:

            (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable state law;

            (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such four-month period;

            (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such four-month period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in Subsection (c) of this Section, would occur within four months; or

            (D) to receive payment on any claim referred to in paragraph (B) or
      (C), against the release of any property held as security for such claim as provided in paragraph (B) or (C) as the case may be, to the extent of the fair value of such property.

            For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such four-month period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any preexisting claim of the Trustee as such creditor, such claim shall have the same status as such preexisting claim.

            If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable state law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable state law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable state law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion among the Trustee, the Holders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

            Any Trustee which has resigned or been removed after the beginning of such four-month period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such four-month period, it shall be subject to the provisions of this Subsection if and only if the following conditions exist:

            (i) the receipt of property or reduction of claim, which would have given rise to the obligations to account, if such Trustee had continued as Trustee, occurred after the beginning of such four-month period; and

            (ii) such receipt of property or reduction of claim occurred within four months after such resignation or removal.

            (b) There shall be excluded from the operation of Subsection (a) of this Section a creditor relationship arising from:

            (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

            (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Indenture;

            (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

            (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction, as defined in Subsection (c) of this Section;

            (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; and

            (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper, as defined in Subsection (c) of this Section.

            (c)  For the purposes of this Section only:

            (1) the term "default" means any failure to make payment in full of the principal of (or premium, if any) or interest on any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable;

            (2) the term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture (x) under which the Trustee is also trustee, (y) which contains provisions substantially similar to the provisions of this Section and (z) under which a default exists at the time of the apportionment of the funds and property held in such special account;

            (3) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

            (4) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security; PROVIDED the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation; and

            (5) the term "Company" means any obligor upon the Securities.

            SECTION 5.14. APPOINTMENT OF AUTHENTICATING AGENT. The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue or upon exchange, registration of transfer or partial redemption thereof or pursuant to
Section 2.10, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication or the delivery of Securities to the Trustee for authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent and delivery of Securities to the Authenticating Agent on behalf of the Trustee. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation having a combined capital and surplus of not less than the equivalent of $50 million and subject to supervision or examination by Federal or state authority or the equivalent foreign authority, in the case of an Authenticating Agent who is not organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

            Any corporation into which an Authenticated Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of such Authenticating Agent, shall continue to be an Authenticating Agent; PROVIDED such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent.

            An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Registered Securities, if any, of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

            The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

            If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:


                      CERTIFICATE OF AUTHENTICATION

            This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                    [full name of Trustee]

                                    ______________________________
                                                As Trustee

                                    By____________________________
                                      As Authenticating Agent

                                    By____________________________
                                      Authorized Officer

            If all of the Securities of a series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment or other place where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested by the Company in writing (which writing need not comply with Section 15.01 and need not be accompanied by an opinion of Counsel), shall appoint in accordance with this Section an Authenticating Agent (which may be an Affiliate of the Company if eligible to be appointed as an Authenticating Agent hereunder) having an office in such Place of Payment or other place designated by the Company with respect to such series of Securities, provided that the procedures for the authentication of such Securities by the Authenticating Agent on original issuance are acceptable to the Trustee.


                               ARTICLE VI

           HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

            SECTION 6.01. COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS. The Company will furnish or cause to be furnished to the Trustee:

            (a) semiannually, not later than each Interest Payment Date in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of each series of Registered Securities as of the preceding Regular Record Date, as the case may be, and

            (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content, such list to be dated as of a date not more than 15 days prior to the time such list is furnished, and

            (c) such information concerning the Holders of Bearer Securities which is known to the Company; PROVIDED, HOWEVER, that the Company shall have no obligation to investigate any matter relating to any Holder of a Bearer Security or a Coupon;

notwithstanding the foregoing subsections (a) and (b), so long as the Trustee is the Security Registrar with respect to a particular series of Securities, no such list shall be required to be furnished in respect of such series.

            SECTION 6.02. PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of each series (i) contained in the most recent list furnished to the Trustee as provided in
Section 6.01, (ii) received by the Trustee in its capacity as Security Registrar and (iii) filed with it within the two preceding years pursuant to Section 6.03(d). The Trustee may destroy any list furnished to it as provided in
Section 6.01 upon receipt of a new list so furnished.

            (b) If three or more Holders of any series (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least six months preceding the date of such application, and such application states that the applicants' desire to communicate with other Holders of such series with respect to their rights under this Indenture or under such Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

            (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 6.02(a); or

            (ii) inform such applicants as to the approximate number of Holders of Securities of such series whose names and addresses appear in the information preserved at the time by the Trustee in accordance with
      Section 6.02(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

            If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of Securities of such series whose name and address appear in the information preserved at the time by the

Trustee in accordance with Section 6.02(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders of such series or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

            (c) Every Holder of Securities or Coupons, if any, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 6.02(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 6.02(b).

            SECTION 6.03. REPORTS BY TRUSTEE. (a) Within 60 days after June 1 of each year following the first issuance of Securities, the Trustee shall transmit to the Holders as provided in Section 6.03(d), a brief report dated as of such date with respect to:

            (1) its eligibility under Section 5.09 and its qualifications under
      Section 5.08, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under said Sections, a written statement to such effect;

            (2) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than one-half of one percent of the principal amount of the Securities Outstanding on the date of such report;

            (3) the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 5.13(b)(2), (3),
      (4) or (6);

            (4) the property and funds, if any, physically in the possession of the Trustee (as such) on the date of such report;

            (5) any additional issue of Securities which the Trustee has not previously reported; and

            (6) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 5.02.

            (b) The Trustee shall transmit by mail to Holders in accordance with Section 6.03(d), a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instru-

ment) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this Subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10 percent or less of the principal amount of the Securities Outstanding at such time, such report to be transmitted within 90 days after such time.

            (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

            (d) Reports pursuant to Section 6.03(a) and 6.03(b) shall be transmitted by mail (i) to all Holders, as their names and addresses appear in the Security Register, (ii) to all Holders as have, within two years preceding such transmission filed their names and addresses with the Trustee for such purpose, and (iii) except in the case of reports pursuant to Section 6.03(b), to all Holders whose names and addresses have been furnished or received by the Trustee pursuant to Sections 6.01 and 6.02.

            SECTION 6.04.  REPORTS BY COMPANY.  The Company shall:

            (a) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

            (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

            (c) transmit by mail to Holders of Securities, in accordance with
      Section 6.03(d), within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.


                               ARTICLE VII

               CONSOLIDATION, MERGER, SALE OR CONVEYANCE

            SECTION 7.01.  COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN
TERMS. The Company shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any entity (other than a Wholly Owned Subsidiary (as defined below) except in the event that a wholly owned Subsidiary is the surviving corporation in a consolidation or merger) unless: (i) the corporation formed by such consolidation or into which the Company is merged or the entity which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed; (ii) immediately after giving effect to such transaction, no Event of Default and no event which, after notice or lapse of time, or both, would become an

Event of Default, shall have happened and be continuing; and (iii) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with. The term "Wholly Owned Subsidiary" means any Subsidiary all the stock of every class of which (other than directors' qualifying shares) is owned by the Company either directly or through one or more Wholly Owned Subsidiaries.

            SECTION 7.02. RIGHTS AND DUTIES OF SUCCESSOR CORPORATION. In case of any such consolidation, merger, sale or conveyance and upon any such assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part and the predecessor corporation shall be relieved of any further obligation under this Indenture. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all such Securities had been issued at the date of the execution hereof.

            In case of any consolidation, merger, sale or conveyance such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

                              ARTICLE VIII

                        SUPPLEMENTAL INDENTURES

            SECTION 8.01.  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF
HOLDERS. Without the consent of any Holders, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Trustee, for any of the following purposes:

            (a) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities;

            (b) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company;

            (c) to add any additional Events of Default with respect to all or any series of the Securities (and, if such Event of Default is applicable to less than all series of Securities specifying the series to which such Event of Default is applicable);

            (d) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons; to change or eliminate any restrictions on the payment of principal of or any premium or interest on Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations;
      PROVIDED that any such addition or change shall not adversely affect the interests of the Holders of Securities of any series or any related Coupons in any material respect;

            (e) to change or eliminate any of the provisions of this Indenture; PROVIDED that any such change or elimination shall become effective only when there is no Security outstanding of any series created prior to the execution of such supplemental indenture which is adversely affected by such change in or elimination of such provision;

            (f) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 2.04;

            (g) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 5.11(b);

            (h) if allowed under applicable laws and regulations to permit payment in the United States of America (including any of the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction, of principal, premium or interest on Bearer Securities or Coupons, if any;

            (i) to provide for the issuance of uncertificated Securities of one or more series in addition to or in place of certificated Securities; or

            (j) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

            SECTION 8.02.  SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.
With the consent of the Holders of not less than 66-2/3% in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

            (a) change the Stated Maturity of the principal of, or any instalment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change any obligation of the Company to pay additional amounts pursuant to Section 9.06 (except as contemplated by Section 7.01(i) and permitted by Section 8.01(a)), or reduce the amount of the principal of an original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 4.02, or change any Place of Payment where, or the currency, currencies or currency unit or units in which, any security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date),

            (b) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture,

            (c) change any obligation of the Company, with respect to outstanding Securities of a series, to maintain an office or agency in the places and for the purposes specified in Section 9.02 for such series, or

            (d) modify any of the provisions of this Section, Section 4.13 or
      Section 9.05, except to increase any such percentage or to provide with respect to any particular series the right to condition the effectiveness of any supplemental indenture as to that series on the consent of the Holders of a specified percentage of the aggregate principal amount of outstanding Securities of such series (which provision may be made pursuant to Section
      2.04 without the consent of any Holder) or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each outstanding Security affected thereby; PROVIDED, HOWEVER, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 9.05, or the deletion of this proviso, in accordance with the requirements of Sections 5.11(b) and 8.01(g).

            A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

            It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

            SECTION 8.03. EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 5.01) shall be fully protected in relying upon, an opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, immunities or liabilities under this Indenture or otherwise.

            SECTION 8.04. EFFECT OF SUPPLEMENTAL INDENTURES. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

            SECTION 8.05. CONFORMITY WITH TRUST INDENTURE ACT. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

            SECTION 8.06. REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.


                               ARTICLE IX

                               COVENANTS

            SECTION 9.01. PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST. The Company covenants and agrees for the benefit of each series of Securities and Coupons, if any, that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities and Coupons, if any, of that series in accordance with the terms of the Securities and Coupons, if any, of such series and this Indenture.

            SECTION 9.02. MAINTENANCE OF OFFICE OR AGENCY. If Securities of a series are issuable only as Registered Securities, the Company will maintain in each Place of Payment for such series an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. For Securities having a Place of Payment in the Borough of

Manhattan, The City of New York, the Company hereby appoints as such agent the Trustee, acting through its Corporate Trust Office. If Securities of a series are issuable as Bearer Securities, the Company will maintain (A) in the Borough of Manhattan, The City of New York, an office or agency where any Registered Securities of that series may be presented or surrendered for payment, where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange, where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served and where Bearer Securities of that series and related Coupons may be presented or surrendered for payment in the circumstances described in the following paragraph (and not otherwise) (the foregoing Corporate Trust Office of the Trustee being hereby so appointed as such agency), (B) subject to any laws or regulations applicable thereto, in a Place of Payment for that series which is located outside the United States, an office or agency where Securities of that series and related Coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Securities of that series pursuant to Section 9.06); PROVIDED, HOWEVER, that if the Securities of that series are listed on The
Stock Exchange of the United Kingdom and the Republic of Ireland, the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent for the Securities of that series in London, Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of that series are listed on such exchange, and (C) subject to any laws or regulations applicable thereto, in a Place of Payment for that series located in Europe, an office or agency where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee and the Holders of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency in respect of any series of Securities or shall fail to furnish the Trustee with the address thereof, such presentations and surrenders of Securities of that series may be made and notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of that series and the related Coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Bearer Securities of that series pursuant to Section 9.06) at the London office of the Trustee (or an agent with a London office appointed by the Trustee and acceptable to the Company), and the Company hereby appoints the same as its agent to receive such respective presentations, surrenders, notices and demands.

            No payment of principal, premium or interest on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; PROVIDED, HOWEVER, that, if the Securities of a series are denominated and payable in Dollars, payment of principal of and any premium and interest on any Bearer Security (including any additional amounts payable on Securities of such series pursuant to Section 9.06) shall be made at the office of the Company's Paying Agent in the Borough of Manhattan, The City of New York, if (but only if) payment in Dollars of the full amount of such principal, premium, interest or additional amounts, as the case may be, at all offices or agencies outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

            The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee and the Holders of any such designation or rescission and of any change in the location of any such other office or agency.

            SECTION 9.03.  MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST.
If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

            Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, at or prior to the opening of business at each Place of Payment on each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its failure so to act.

            The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

            (a) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

            (b) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in making of any Payment of principal (and premium, if any) or interest on the Securities of that series; and

            (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

            The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

            Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall upon written request of the Company be paid to the Company, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security and Coupons, if any, shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

            SECTION 9.04. STATEMENT BY OFFICERS AS TO DEFAULT. The Company will deliver to the Trustee for each series of Securities, within 120 days after the end of each fiscal year of the Company (which as of the date hereof ends on September 30 of each year) ending after the date hereof so long as any Security is outstanding hereunder, an Officers' Certificate, stating that in the course of the performance by the signers of their duties as such officers of the Company they would normally obtain knowledge of any default by the Company in the performance or fulfillment of any covenant, agreement or condition contained in this Indenture, and stating whether or not they have obtained knowledge of any such default existing on the date of such statement and, if so, specifying each such default of which the signers have knowledge and the nature thereof.

            SECTION 9.05.  WAIVER OF CERTAIN COVENANTS.  The company may omit in any particular instance to comply with any term, provision or condition set
forth in Section [   ], if before the time for such compliance the Holders of
not less than 66-2/3% in principal amount of the Outstanding Securities of each series affected thereby shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

            SECTION 9.06. ADDITIONAL AMOUNTS. If the Securities of a series provide for the payment of additional amounts, the Company will pay to the Holder of any Security of such series or any Coupon appertaining thereto additional amounts as provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or payment of any related Coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of additional amounts provided for in this Section to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

            If the Securities of a series provide for the payment of additional amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal and any premium is made), and at least 10 days prior to each date of payment of principal and any premium or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company will furnish the Trustee and the Company's Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and any premium or interest on the Securities of that series shall be made to Holders of Securities of that series or any related Coupons who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or Coupons and the Company will pay to the Trustee or such Paying Agent the additional amounts required by this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of then in reliance on any Officers' Certificate furnished pursuant to this Section.

            SECTION 9.07. NO LIEN CREATED, ETC. This Indenture and the Securities do not create a Lien, charge or encumbrance on any property of the Corporation or any Subsidiary.


                                ARTICLE X

                       REDEMPTION OF SECURITIES

            SECTION 10.01. APPLICABILITY OF ARTICLE. Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 2.04 for Securities of any series) in accordance with this Article.

            SECTION 10.02.  SELECTION BY TRUSTEE OF SECURITIES TO BE
REDEEMED. If less than all the Securities of any series are to be redeemed, the Company shall give the Trustee notice not less than 60 days prior to the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee) of such Redemption Date and the principal amount of the Securities of such series to be redeemed and the Trustee shall select the particular Securities to be redeemed from the outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

            The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

            For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such securities which has been or is to be redeemed.

            SECTION 10.03. NOTICE OF REDEMPTION. Notice of redemption shall be given not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, as provided in Section 13.03.

            Each such notice of redemption shall specify the Redemption Date, the Redemption Price, the Place or Places of Payment, that the Securities of such series are being redeemed at the option of the Company pursuant to provisions contained in the terms of the Securities of such series or in a supplemental indenture establishing such series, if such be the case, that on the Redemption Date the Redemption Price will become due and payable upon each Security redeemed, that payment will be made upon presentation and surrender of the applicable Securities, that all Coupons, if any, maturing subsequent to the date fixed for redemption shall be void, that any interest accrued to the Redemption Date will be paid as specified in said notice, and that on and after said Redemption Date any interest thereon or on the portions thereof to be redeemed will cease to accrue. If less than all the Securities of any series are to be redeemed the notice of redemption shall specify the numbers of the Securities of such series to be redeemed, and, if only Bearer Securities of any series are to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities, the last date on which exchanges of Bearer Securities for Registered Securities not subject to redemption may be made. In case any Security of any series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the Redemption Date, upon surrender of such Security and any Coupons appertaining thereto, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof and with appropriate Coupons will be issued.

            Notice of redemption of Securities and Coupons, if any, to be redeemed at the election of the Company shall be given by or on behalf of the Company.

            SECTION 10.04. DEPOSIT OF REDEMPTION PRICE. On or before (but at least one Business Day before in the Place of Payment in the case of payments not in Dollars) the opening of business on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in
Section 9.03) an amount of money in the relevant currency (or a sufficient number of currency units, as the case may be) sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities and Coupons, if any, which are to be redeemed on that date.

            SECTION 10.05. SECURITIES PAYABLE ON REDEMPTION DATE. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest and the Coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice, together with all Coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; PROVIDED, HOWEVER, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 9.02) and, unless otherwise specified as contemplated by Section 2.04, only upon presentation and surrender of Coupons for such interest; and PROVIDED FURTHER that, unless otherwise specified as contemplated by Section 2.04, installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 2.11.

            If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant Coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing Coupons, or the surrender of such missing coupon or Coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such security shall surrender to the Trustee or any Paying Agent any such missing Coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; PROVIDED, HOWEVER, that interest represented by Coupons shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 9.02) and, unless otherwise specified as contemplated by Section 2.04, only upon presentation and surrender of those coupons.

            If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

            SECTION 10.06. SECURITIES REDEEMED IN PART. Any Security (including any Coupons appertaining thereto) which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security (including any Coupons appertaining thereto) or Securities (including any Coupons appertaining thereto) of the same series and having the same terms and conditions, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security (including any Coupons appertaining thereto) so surrendered.

            SECTION 10.07. RIGHT TO REQUIRE REPURCHASE OF SECURITIES BY THE COMPANY UPON CHANGE IN CONTROL AND DECLINE IN DEBT RATING. (a) In the event that (i) there shall occur any Change in Control and (ii) the prevailing rating of the Securities by Standard & Poor's Corporation or its successors ("S&P") or Moody's Investors Service, Inc., or its successors ("Moody's") or another nationally recognized rating agency selected by the Company, on any date within 90 days following public notice of the occurrence of such Change in Control shall be less than the rating of the Securities on the date 60 days prior to the occurrence of such Change in Control by at least one Full Rating Category ("Rating Decline"), each holder of Securities shall have the right, at such holder's option, to require the Company to purchase, and upon the exercise of such right the Company shall purchase, all or any part of such holder's Securities on the date (the "Repurchase Date") that is 100 days after the last to occur of (i) public notice of such Change in Control and (ii) the Rating Decline, at 100% of the principal amount on the Repurchase Date, plus any accrued and unpaid interest to the Repurchase Date.

            (b) On or before the 28th day following the last to occur of (i) public notice of such Change in Control and (ii) the Rating Decline, the Company shall give notice of a Change in Control and Rating Decline and of the repurchase right set forth herein arising as a result thereof by first-class mail, postage prepaid to each holder of Securities at such holder's address appearing in the Securities Register. The Company shall also cause a copy of such notice of a repurchase right to be published in an Authorized Newspaper in the Borough of Manhattan, The City of New York and, if any Bearer Securities are then Outstanding, in London and such other cities as shall be specified with respect to such Bearer Securities.

            Each notice of a repurchase right shall state:

            (1) the Repurchase Date,

            (2) the date by which the repurchase right must be exercised,

            (3) the price at which the repurchase is to be made, if the repurchase right is exercised, and

            (4) a description of the procedure which a holder of Securities must follow to exercise a repurchase right.

            No failure of the Company to give the foregoing notice shall limit any holder's right to exercise a repurchase right.

            (c) To exercise a repurchase right, a holder of Securities shall deliver to the Company (or an agent designated by the Company for such purpose in the notice referred to in (b) above) at least 10 days prior to the Repurchase Date (i) written notice of the holder's exercise of such right, which notice shall set forth the name of the holder, the principal amount of the Security or Securities (or portion of a Security) to be repurchased, and a statement that the option to exercise the repurchase right is being made thereby, and (ii) the Security with respect to which the repurchase right is being exercised, duly endorsed for transfer to the Company. Such written notice shall be irrevocable.

            (d) In the event a repurchase right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid the price payable with respect to the Security or Securities as to which the repurchase right has been exercised in cash to the holder of such Security or Securities, on the Repurchase Date. In the event that a repurchase right is exercised with respect to less than the entire principal amount of a surrendered Security, the Company shall execute and deliver to the Trustee and the Trustee shall authenticate for issuance, against surrender of such surrendered Security,
(i) in the name of the holder a new Security or Securities in the aggregate principal amount of the unrepurchased portion of such surrendered Security and
(ii) in the name of the Company a new Security or Securities in the aggregate principal amount of the repurchased portion of such surrendered Security.

            (e)  As used in this Section 10.07:

            (1) a "Change in Control" shall be deemed to have occurred at such time as (x) a "person" or "group" (within the meaning of Section 13(d) and 14(d)(2) of the Exchange Act becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than 50 percent of the then outstanding Voting Stock of the Company, otherwise than through a transaction consummated with the prior approval of the Board of Directors of the Company, or (y) during any period of two consecutive years, individuals who at the beginning of such period constitute the Company's Board of Directors (together with any new Director whose election by the Company's Board of Directors or whose nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Directors then in office.

            (2) the term "Full Rating Category" shall mean (w) with respect to S&P, any of the following categories: AAA, AA, A, BBB, BB, B, CCC, CC and C, (x) with respect to Moody's, any of the following categories: Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C, (y) the equivalent of any such category by S&P or Moody's and (z) the equivalent of such ratings by any other nationally recognized securities rating agency selected by the Company.
      In determining whether the rating of the Securities has decreased by the equivalent of one full Rating Category, graduations within Full Rating Categories (+ and - S&P; 1, 2 and 3 for Moody's; or the equivalent for S&P or Moody's or any such other rating agency) shall be taken into account.

            (3) the term "public notice" shall, without limitation, include any filing or report made in accordance with the requirements of the Securities and Exchange Commission or any press release or public announcement made by the Company.

            (f)  Notwithstanding anything to the contrary contained in this
Section 10.07, if a Rating Decline shall apply to less than all series of the Securities, the repurchase rights described herein shall apply only to the series with respect to which there has been a Rating Decline.


                               ARTICLE XI

                             SINKING FUNDS

            SECTION 11.01. APPLICABILITY OF ARTICLE. The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 2.04 for Securities of such series.

            The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 11.02. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

            SECTION 11.02. SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES. The Company (a) may deliver Outstanding Securities (including any Coupons) of a series (other than any previously called for redemption) and (b) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities (including any Coupons) or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; PROVIDED that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

            SECTION 11.03. REDEMPTION OF SECURITIES FOR SINKING FUND. Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities (including any Coupons) of that series pursuant to Section 11.02 and stating the basis for such credit and that such Securities have not been previously so credited and will also deliver to the Trustee any Securities (including any coupons) to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section
10.02 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 10.03. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Section 10.05 and 10.06.


                               ARTICLE XII

                   MEETINGS OF HOLDERS OF SECURITIES

            SECTION 12.01. PURPOSES FOR WHICH MEETINGS MAY BE CALLED. If Securities of a series are issuable as Bearer Securities, a meeting of Holders of Securities of such series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

            SECTION 12.02. CALL, NOTICE AND PLACE OF MEETINGS. (a) The Trustee may at any time call a meeting of Holders of Securities of any such series for any purpose specified in Section 12.01, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or in London, as the Trustee shall determine. Notice of every meeting of Holders of Securities of any such series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 13.03, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

            (b) In case at any time the Company, by or pursuant to a Board Resolution, or the Holders of at least 10 percent in principal amount of the Outstanding Securities of any such series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 12.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or in London, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

            SECTION 12.03. PERSONS ENTITLED TO VOTE AT MEETINGS. To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (i) Holder of one or more Outstanding Securities of such series, or
(ii) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

            SECTION 12.04. QUORUM; ACTION. The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; PROVIDED, HOWEVER, that if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of Securities of not less than 66-2/3% in principal amount of Outstanding Securities of a series, the Persons entitled to vote 66-2/3% in principal amount of the Outstanding Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 12.02(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting which was adjourned for lack of a quorum shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

            Any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the outstanding Securities of that series.

            Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the related Coupons, if any, whether or not present or represented at the meeting.

            SECTION 12.05. DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF MEETINGS. (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 13.01 and the appointment of any proxy shall be proved in the manner specified in Section 13.01 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 13.01 to certify to the holding of Bearer Securities.
Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section
13.01 or other proof.

            (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 12.02(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote or the Persons entitled to vote a majority in principal amount of the Outstanding securities of such series represented at the meeting.

            (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each one dollar (or the equivalent thereof) principal amount of the Outstanding Securities of such series held or represented by him; PROVIDED, HOWEVER, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

            (d) Any Meeting of Holders of Securities of any series duly called pursuant to Section 12.02 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

            SECTION 12.06. COUNTING VOTES AND RECORDING ACTION OF MEETINGS.
The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 12.02 and, if applicable, Section 12.04. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.


                              ARTICLE XIII

                          CONCERNING HOLDERS

            SECTION 13.01. ACTS OF HOLDERS. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing, or by any Person duly authorized by means of any written certification, proxy or other authorization furnished by a Depositary. If Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of such the record of Holders of Securities of such series voting in series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article XII, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments or record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the

"Act" of the Holders signing such instrument or instruments or so voting at any such meeting or, in the case of the Depositary, furnishing the written certification, proxy or other authorization pursuant to which such instrument or instruments are signed. Proof of execution of any such instrument or of a writing appointing any such agent or authorizing any such Person or any such written certification or proxy shall be sufficient for any purpose of this Indenture and (subject to Section 5.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in
Section 12.06.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

            (c) The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed by any trust company, bank, banker or other depositary, wherever situated, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (i) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, (ii) such Bearer Security is produced to the Trustee by some other Person, (iii) such Bearer Security is surrendered in exchange for a Registered

Security or (iv) such Bearer Security is no longer Outstanding.

            (d) The fact and date of execution of any such instrument or writing pursuant to clause (c) above, the authority of the Person executing the same and the principal amount and serial numbers of Bearer Securities held by the Person so executing such instrument or writing and the date of holding the same may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this clause.

            (e) The principal amount and serial numbers of Registered Securities held by any Person and the date of holding the same shall be proved by the Security Register.

            (f) Any request, demand, authorization, direction, notice, consent, waiver or other Act of a Holder shall bind every future Holder of the same Security and/or Coupon and the Holder of every Security and/or Coupon issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security and/or Coupon.

            (g) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; PROVIDED that no such authorization, agreement or consent by the holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

            SECTION 13.02. NOTICES, ETC., TO TRUSTEE AND COMPANY. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

            (a) the Trustee by any Holder or by the Company shall be made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration and unless otherwise herein expressly provided, any such document shall be deemed to be sufficiently made, given, furnished or filed upon its receipt by a Responsible Officer of the Trustee assigned to its Corporate Trust Administration, or

            (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company, Attention: Secretary.

            SECTION 13.03. NOTICE TO HOLDERS; WAIVER. Where this Indenture provides for notice to Holders of any event:

            (a) if any of the Securities affected by such event are Registered Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, within the time prescribed for the giving of such notice, and

            (b) if any of the Securities affected by such event are Bearer Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided or unless otherwise specified in such Securities) if published once in an Authorized Newspaper in New York City and London and such other cities as shall be specified with respect to such Securities and mailed to such Persons whose names and addresses were previ-ously filed with the Trustee within the two preceding years pursuant to
      Section 6.03(d), within the time prescribed for the giving of such notice.

            In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders of Registered Securities by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided herein.

            In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither the failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice to Holders of Registered Securities given as provided herein.

            Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.


                               ARTICLE XIV

                      SUBORDINATION OF SECURITIES

            SECTION 14.01. SECURITIES SUBORDINATE TO SUPERIOR INDEBTEDNESS. The Company, for itself, its successors and assigns, covenants and agrees, and each Holder of Securities, by his acceptance thereof, likewise covenants and agrees, that all Securities issued hereunder shall be subordinated and subject, to the extent and in the manner herein set forth, in right of payment to the prior payment in full of all Superior Indebtedness. The provisions of this Article are made for the benefit of all holders of Superior Indebtedness, and any such holder may proceed to enforce such provisions.

            For purposes of this Section "payment in full", as used with respect to Superior Indebtedness, means the receipt of cash or securities (taken at their fair value at the time of receipt, determined as hereinafter provided) of the principal amount of the Superior Indebtedness and premium, if any, and interest thereon to the date of such payment. "Fair value" means (i) if the securities are quoted on a nationally recognized securities exchange, the closing price on the day such securities are received or, if there are no sales reported on that day, the reported closing bid price on that day, and (ii) if the securities are not so quoted, a price determined by a nationally recognized investment banking house selected by the Holders of Securities and the holders of Superior Indebtedness receiving such securities, such price to be determined as of the date of receipt of such securities by the holders of Superior Indebtedness.

            SECTION 14.02.  PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC.
No payment by the Company on account of principal of or premium, if any, or interest on the Securities (including sinking fund payments) shall be made if any default or event of default with respect to any Superior Indebtedness, which permits or with the giving of notice or passage of time or both would permit the holders thereof (or a trustee on their behalf) to accelerate the maturity thereof, shall have occurred and be continuing and (unless such default or event of default is the failure by the Company to pay principal or interest on any instrument constituting Superior Indebtedness) the Company and the Trustee shall have received written notice thereof from the holders of at least 10 percent in principal amount of any kind or category of any Superior Indebtedness (or the representative or trustee of such holders) or the Trustee shall have received written notice thereof from the Company; PROVIDED, HOWEVER, that (i) if the Company receives any such notice, a similar notice received within nine months thereafter relating to the same default on the same issue of Superior Indebtedness shall not be effective for purposes of this Section, and (ii) the Company may resume payments on the Securities (unless otherwise prohibited by this Article) if (a) the default is cured or waived or (b) unless such default or event of default is the failure by the Company to pay principal or interest on any investment constituting Superior Indebtedness, 120 days pass after the notice is given if the default is not the subject of judicial proceedings.

            In the event that any Security is declared due and payable before the date specified therein as the fixed date on which the principal thereof is due and payable, or upon any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all principal of (and premium, if any) and interest due or to become due upon all Superior Indebtedness shall first be paid in full before the Holders of Securities, or the Trustee, shall be entitled to receive or retain any assets (other than shares of stock of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated, at least to the same extent as the Securities, to the payment of all Superior Indebtedness which may at the time be outstanding, provided that the rights of the holders of the Superior Indebtedness are not altered by such reorganization or readjustment without the consent of such holders) so paid or distributed in respect of the Securities (for principal, premium, if any, or interest); and upon such dissolution or winding up or liquidation or reorganization any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than shares of stock of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated, at least to the same extent as the Securities, to the payment of all Superior Indebtedness which may at the time be outstanding, provided that the rights of the holders of the Superior Indebtedness are not altered by such reorganization or readjustment without the consent of such holders), to which the Holders of Securities or the Trustee would be entitled, except for the provisions of this Section, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, or by the Holders of Securities or the Trustee if received by them or it; directly to the holders of Superior Indebtedness (pro rata to each such holder on the basis of the respective amounts of Superior Indebtedness held by such holder) or their representatives or trustees, to the extent necessary to pay all Superior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Superior Indebtedness, before any payment or distribution is made to the Holders of Securities or to the Trustee.

            No holder of Superior Indebtedness shall be prejudiced in his right to enforce subordination of the Securities by any act or failure to act on the part of the Company.

            Without notice to or the consent of the Holders of Securities or the Trustee, the holders of Superior Indebtedness may at any time and from time to time, without impairing or releasing the subordination herein made, change the manner, place or terms of payment, or change or extend the time of payment of or renew or alter the Superior Indebtedness, or amend or supplement in any manner any instrument evidencing the Superior Indebtedness, any agreement pursuant to which the Superior Indebtedness was issued or incurred or any instrument securing or relating to the Superior Indebtedness; release any person liable in any manner for the payment or collection of the Superior Indebtedness; exercise or refrain from exercising any rights in respect of the Superior Indebtedness against the Company or any other person; apply any moneys or other property paid by any person or rely in any manner to the Superior Indebtedness; or accept or release any security for the Superior Indebtedness.

            Subject to the payment in full of all Superior Indebtedness, the Holders of Securities shall be subrogated (equally and ratably with the holders of all indebtedness of the Company which, by its express terms, ranks on a parity with the Securities and is entitled to like rights of subrogation) to the rights of the holders of Superior Indebtedness to receive payments or distribution of assets of the Company applicable to the Superior Indebtedness until the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions on the Superior Indebtedness pursuant to this Section shall, as between the Company, its creditors other than the holders of Superior Indebtedness, and the Holders of Securities, be deemed to be a payment by the Company to or on amount of the Superior Indebtedness, and no payments or distributions to the Trustee or the Holders of Securities of assets by virtue of the subrogation herein provided for shall, as between the Company, its creditors other than the holders of Superior Indebtedness, and the Holders of Securities, be deemed to be a payment to or on account of the Securities.
The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of Securities, on the one hand, and the holders of Superior Indebtedness, on the other hand, and nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair the obligation of the Company, which is unconditional and absolute, to pay the principal of and premium, if any, and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the Holders of Securities and creditors of the Company other than the holders of Superior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article, of the holders of Superior Indebtedness in respect of cash, property or securities of the Company otherwise payable or delivered to the Trustee or such Holder of Securities upon the exercise of any such remedy.

            Upon any payment or distribution pursuant to this Section, the Trustee and the Holders of Securities shall be entitled to rely upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in this Section are pending, and the Trustee, subject to the provisions of Section 5.01, and the Holders of Securities shall be entitled to rely upon a certificate of the liquidating trustee or agent or other person making such payment or distribution delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the persons entitled to participate in such payments or distribution, the holders of Superior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section. In the event that the Trustee determines, in good faith, that evidence is required with respect to the right of any person as a holder of Superior Indebtedness to participate in any payment or distribution pursuant to this Section, the Trustee may request such person to furnish evidence to the renewable satisfaction of the Trustee as to the amount of Superior Indebtedness held by such person, as to the extent to which such person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such person under this Section, and if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

            Nothing contained in this Article or elsewhere in this Indenture, or in any of the Securities, shall prevent the application by the Trustee or any paying agent of any moneys deposited with it hereunder to the payment of or on account of the principal of and premium, if any, or interest on Securities if, at the time of such deposit (provided that the time of such deposit was not more than 10 days prior to the time of such payment), the Trustee or such paying agent, as the case may be, did not have written notice of any event prohibiting the making of such deposit by the Company.

            SECTION 14.03. TRUSTEE TO EFFECTUATE SUBORDINATION. The Holder of each Security by his acceptance thereof authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination between the Holders of Securities and the holders of Superior Indebtedness as provided in this Article and appoints the Trustee as attorney-in-fact for any and all such purposes.

            SECTION 14.04. TRUSTEE NOT CHARGED WITH KNOWLEDGE OF PROHIBITION. Notwithstanding the provisions of this Article or any other provision of this Indenture, but subject to the provisions of Section 5.01, the Trustee and any paying agent shall not be charged with knowledge of the existence of any Superior Indebtedness, or of any default in the payment of the principal of (or premium, if any) or interest on any Superior Indebtedness, or of any facts which would prohibit the making of any payment of moneys to or by the Trustee or any such paying agent, unless and until the Trustee or such paying agent shall have received written notice thereof from the Company or the holders of at least 10 percent in principal amount of any kind or category of any Superior Indebtedness or the representative or trustee of such holders (PROVIDED, HOWEVER, that notwithstanding the foregoing, in the event of any default in the payment of principal of (or premium, if any) or interest on any Superior Indebtedness, such written notice may be given by any holder of Superior Indebtedness or the representative or trustee of such holder); nor shall the Trustee or any such paying agent be charged with knowledge of the curing of any such default or of the elimination of the act or condition preventing any such payment unless and until the Trustee or such paying agent shall have received an Officers' Certificate to such effect.

            SECTION 14.05. RIGHTS OF TRUSTEE AS HOLDER OF SUPERIOR INDEBTEDNESS. The Trustee shall be entitled to all the rights set forth in this Article with respect to any Superior Indebtedness which may at any time be held by it, to the same extent as any other holder of Superior Indebtedness; and nothing elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 5.07.

            SECTION 14.06. TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SUPERIOR INDEBTEDNESS. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Superior Indebtedness and shall not be liable to any such holders if it shall mistakenly pay over or distribute to any Holder of Securities or the Company or any other person moneys or assets to which any holders of Superior Indebtedness shall be entitled by virtue of this Article or otherwise.

            SECTION 14.07. ARTICLE APPLICABLE TO PAYING AGENTS. In case at any time any paying agent other than the Trustee shall have been appointed by the Company and be acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context shall otherwise require) be construed as extending to and including such paying agent within its meaning as fully for all intents and purposes as if such paying agent were named in this Article in addition to or in place of the Trustee; PROVIDED, HOWEVER, that Sections
14.04, 14.05, 14.06 and 14.08 shall not apply to the Company if it acts as paying agent.

            SECTION 14.08. RIGHTS OF TRUSTEE. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment or distribution by the Trustee, or the taking of any action by the Trustee, and the Trustee may continue to make payments on the Securities, unless it shall have received at the Corporate Trust Office of the Trustee at least three Business Days prior to the date of such payment written notice (including, without limitation, hand delivery, telex, telegram, or any other form of electronic transmission) of facts that would cause the payment of any obligations with respect to the Securities to violate this Article. Such notice to the Trustee is deemed given when received. Only the Company, a representative or trustee of holders of an issue of Superior Indebtedness or a holder of an issue of Superior Indebtedness that has no representative or trustee may give such notice.


                               ARTICLE XV

                       MISCELLANEOUS PROVISIONS

            SECTION 15.01. COMPLIANCE CERTIFICATES AND OPINIONS. Except as otherwise expressly provided by this Indenture, upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

            Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

            (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

            (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

            SECTION 15.02. FORM OF DOCUMENTS DELIVERED TO TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

            Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

            SECTION 15.03. CONFLICT WITH TRUST INDENTURE ACT. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

            SECTION 15.04. EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

            SECTION 15.05. SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

            SECTION 15.06. SEPARABILITY CLAUSE. In case any provision in this Indenture or in the Securities or Coupons shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            SECTION 15.07. BENEFITS OF INDENTURE. Nothing in this Indenture or in the Securities or Coupons, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

            SECTION 15.08. GOVERNING LAW. This Indenture and the Securities and Coupons shall be governed by and construed in accordance with the laws of the State of New York.

            SECTION 15.09. LEGAL HOLIDAYS. Except as otherwise specified as contemplated by Section 2.04, in any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities or Coupons, if any) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, and, if so made, no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to the next succeeding Business Day at such Place of Payment.

            SECTION 15.10. MONEYS OF DIFFERENT CURRENCIES TO BE SEGREGATED. The Trustee shall segregate moneys, funds and accounts held by the Trustee hereunder in one currency (or unit thereof) from any moneys, funds or accounts in any other currencies (or units thereof) notwithstanding any provision herein which would otherwise permit the Trustee to commingle such amounts.

            SECTION 15.11. LANGUAGE OF NOTICES, ETC. Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

            SECTION 15.12. PAYMENT TO BE IN PROPER CURRENCY. In the case of any Security denominated in any particular currency or currency unit (the "Required Currency"), except as otherwise provided herein, therein or in or pursuant to the related Board Resolution or supplemental indenture, the obligation of the company to make any payment of principal, premium or interest thereon shall not be discharged or satisfied by any tender by the Company, or recovery by the Trustee, in any currency or currency unit other than the Required Currency, except to the extent that such tender or recovery shall result in the Trustee timely holding the full amount of the Required Currency then due and payable. If any such tender or recovery is made in other than the Required Currency, the Trustee may take such actions as it considers appropriate to exchange such other currency or currency unit for the Required Currency. The costs and risks of any such exchange, including without limitation the risks of delay and exchange rate fluctuation, shall be borne by the Company, the Company shall remain fully liable for any shortfall or delinquency in the full amount of the Required Currency then due and payable and in no circumstances shall the Trustee be liable therefor. The Company hereby waives any defense of payment based upon any such tender or recovery which is not in the Required Currency, or which, when exchanged for the Required Currency by the Trustee, is less than the full amount of the Required Currency then due and payable.

            SECTION 15.13. INDENTURE MAY BE EXECUTED IN COUNTERPARTS. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

            The Trustee hereby accepts the trusts in this Indenture upon the terms and conditions herein set forth.


            IN WITNESS THEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the date and year first above written.


ASHLAND OIL, INC.,

  by
    __________________________
    Title:

            [CORPORATE SEAL]

Attest:


_________________________

                     ,

  by
    __________________________
    Title:

Attest:


_________________________
Assistant Secretary

                                    EXHIBIT A
                            [FORMS OF CERTIFICATION]

                                   EXHIBIT A.1

                       [FORM OF CERTIFICATE TO BE GIVEN BY
                   PERSON ENTITLED TO RECEIVE BEARER SECURITY]

                                   CERTIFICATE

                                ASHLAND OIL, INC.

                     [Insert title or sufficient description
                         of Securities to be delivered]

          This is to certify that as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are owned by a person that is not a United States person, (ii) are owned by a United States person that is (A) the foreign branch of a United States financial institution (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) (a "financial institution") purchasing for its own account or for resale, or (B) a United States person who acquired the Securities through the foreign branch of a financial institution and who holds the Securities through the financial institution on the date hereof (and in either case (A) or (B), the financial institution hereby agrees to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by a financial institution for purposes of resale during the Restricted Period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)). In addition, financial institutions described in clause (iii) of the preceding sentence (whether or not also described in clause (i) or (ii)) certify that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

          As used herein, "United States person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or any estate or trust the income taxation of which is subject to United States Federal income regardless of its source, and "United States" means the United States of America (including the states and the District of Columbia), its territories, its possessions, the Commonwealth of Puerto Rico and other areas subject to its jurisdiction.

          We undertake to advise you by telex if the above statement as to beneficial ownership is not correct on the date of delivery of the above-captioned Securities in bearer form as to all of such Securities.

          We understand that this certificate may be required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certifi-cate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Dated: ___________, 19_
[TO BE DATED ON THE EARLIER
OF THE FIRST INTEREST PAYMENT
DATE AND THE DATE OF THE DELIVERY
OF THE SECURITIES IN DEFINITIVE
FORM]

                                   [Name of Person Entitled to
                                   Receive Bearer Security]

                                   by
                                     ----------------------------
                                     (Authorized Signature)
                                     Name:
                                     Title:

                                  EXHIBIT  A.2

                  [FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR
                      AND CEDEL S.A. IN CONNECTION WITH THE
              EXCHANGE OF A PORTION OF A TEMPORARY GLOBAL SECURITY]

                                   CERTIFICATE

                                ASHLAND OIL, INC.

                     [Insert title or sufficient description
                         of Securities to be delivered]

          This is to certify with respect to $____________ principal amount of the above-captioned Securities (i) that we have received from each of the persons appearing in our records as persons entitled to a portion of such principal amount (our "Qualified Account Holders") a certificate with respect to such portion substantially in the form attached hereto, and (ii) that we are not submitting herewith for exchange any portion of the temporary global Security representing the above-captioned Securities excepted in such certificates.

          We further certify that as of the date hereof we have not received any notification from any of our Qualified Account Holders to the effect that the statements made by such Qualified Account Holders with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof.

Date:  _____________ 19__
[TO BE DATED NO EARLIER THAN
THE EXCHANGE DATE]

                                   [MORGAN GUARANTY TRUST COMPANY OF
                                    NEW YORK, BRUSSELS OFFICE, as
                                    Operator of the Euroclear System]

                                   [CEDEL S.A.]

                                     by
                                        -----------------------------------
                                        (Authorized Signature)
                                        Name:
                                        Title:

                                  EXHIBIT  A.3
                  [FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR
                            AND CEDEL S.A. TO OBTAIN
                       INTEREST PRIOR TO AN EXCHANGE DATE]

                                   CERTIFICATE

                                ASHLAND OIL, INC.

                          [INSERT TITLE OR SUFFICIENT
                           DESCRIPTION OF SECURITIES]


          We confirm that the interest payable on the interest Payment Date on [INSERT DATE] will be paid to each of the persons appearing in our records as being entitled to interest payable on such date from whom we have received a written certification, dated not earlier than such Interest Payment Date, substantially in the form attached hereto. we undertake to retain certificates received from our member organizations in connection herewith for four years from the end of the calendar year in which such certificates are received.

          We undertake that any interest received by us and not paid as provided above shall be returned to the Trustee for the above Securities immediately prior to the expiration of two years after such Interest Payment Date in order to be repaid by such Trustee to the above issuer at the end of two years after such Interest Payment Date.

Date: __________ 19__
[TO BE DATED ON OR AFTER THE
RELEVANT INTEREST PAYMENT DATE]

                                   [MORGAN GUARANTY TRUST COMPANY OF
                                   NEW YORK, BRUSSELS OFFICE, as
                                   Operator of the Euroclear System]
                                   [CEDEL S.A.]


                                     by
                                       ------------------------------------
                                       (Authorized Signature)
                                       Name:
                                       Title:

                                   EXHIBIT A.4
              [FORM OF CERTIFICATE TO BE GIVEN BY BENEFICIAL OWNERS
                  TO OBTAIN INTEREST PRIOR TO AN EXCHANGE DATE]


                                   CERTIFICATE

                                ASHLAND OIL, INC.

                           [INSERT TITLE OR SUFFICIENT
                           DESCRIPTION OF SECURITIES]

          This is to certify that as of the Interest Payment Date on [Insert Date] and except as provided in the third paragraph hereof, the above-captioned Securities held by you for our account are beneficially owned by (i) a person that is not a United States person, (ii) a United States person that is (A) the foreign branch of a United States financial institution (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) (a "financial institution") purchasing for its own account or for resale, or (B) a United States person who acquired the Securities through the foreign branch of a financial institution and who holds the Securities through the financial institution on the date hereof (and in either case (A) or (B), the financial institution hereby agrees to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or
(iii) a financial institution for purposes of resale during the Restricted Period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)). In addition, if the beneficial owner is a financial institution described in clause (iii) of the preceding sentence (whether or not also described in clause
(i) or (ii)) it certifies that it has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

          As used herein, "United States person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source, and "United States" means the United States of America (including the states and the District of Columbia), its territories, its possessions, the Commonwealth of Puerto Rico and other areas subject to its jurisdiction.

          This certificate excepts and does not relate to U.S. $____________ principal amount of the above-captioned securities appearing in your books as being held for our account as to which we are not yet able to certify and as to which we understand interest cannot be credited unless and until we are able to so certify.

          We understand that this certificate may be required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.


Date:  _____________ 19___
[TO BE DATED ON OR AFTER
THE 15TH DAY BEFORE THE
RELEVANT INTEREST PAYMENT DATE]

                                   [Name of Person Entitled to Receive
                                   interest]


                                     by
                                       ------------------------------------
                                       (Authorized Signature)
                                       Name:
                                       Title: